Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 11 dated November 13, 2017
To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through November 8, 2017, we received and accepted subscriptions in our offerings for 101,447,747 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of $1,043,928,947, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

QUARTERLY REPORT ON FORM 10-Q
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2017

On November 13, 2017, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 with the SEC, a copy of which is appended hereto.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q

[x]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2017
OR

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to __________
Commission File Number 000-54755

CĪON Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	45-3058280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [x] No [ ]
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes [ ] No [ ]
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [x] (Do not check if a smaller reporting company)	Smaller reporting company [ ]
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes [ ] No [x]
The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 8, 2017 was 114,398,359.

CĪON INVESTMENT CORPORATION
FORM 10-Q

PART I – FINANCIAL INFORMATION
Item 1. Financial Statements
CĪON Investment Corporation
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	September 30, 2017	December 31, 2016
	(unaudited)
Assets
Investments, at fair value (amortized cost of $1,688,414 and $1,096,948, respectively)	$1,691,855	$1,089,478
Derivative asset (cost of $0 and $229, respectively)	—	46
Cash	21,915	15,046
Restricted cash	—	2,000
Due from counterparty(1)	3,620	143,335
Interest receivable on investments	8,886	6,689
Receivable due on investments sold	12,147	—
Receivable due on total return swap(1)	—	4,187
Prepaid expenses and other assets	1,030	282
Total assets	$1,739,453	$1,261,063

Liabilities and Shareholders' Equity
Liabilities
Payable for investments purchased	$55,706	$15,837
Financing arrangements (net of unamortized debt issuance costs of $5,736 and $3,212, respectively)	625,385	221,211
Accounts payable and accrued expenses	1,267	1,476
Interest payable	1,977	864
Commissions payable for common stock purchased	—	2
Accrued management fees	7,821	5,781
Accrued administrative services expense	83	682
Due to CIG - offering costs	27	45
Unrealized depreciation on total return swap(1)	—	15,402
Total liabilities	692,266	261,300

Commitments and contingencies (Note 4 and Note 11)

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized;
114,440,741 and 109,787,557 shares issued and outstanding, respectively	114	110
Capital in excess of par value	1,064,037	1,021,280
Undistributed net investment income	4,314	1,428
Accumulated net realized loss from investments	(4,983)	—
Accumulated net unrealized appreciation (depreciation) on investments	3,441	(7,653)
Accumulated net realized loss from total return swap(1)	(19,736)	—
Accumulated net unrealized depreciation on total return swap(1)	—	(15,402)
Total shareholders' equity	1,047,187	999,763
Total liabilities and shareholders' equity	$1,739,453	$1,261,063
Net asset value per share of common stock at end of period	$9.15	$9.11
(1) See Note 7 for a discussion of the Company’s total return swap agreement.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Investment income
Interest income	$37,212	$18,579	$99,117	$53,385
Fee and other income	1,166	154	2,651	449
Total investment income	38,378	18,733	101,768	53,834
Operating expenses
Management fees	7,820	5,187	21,724	14,311
Administrative services expense	433	425	1,204	1,151
General and administrative(1)	1,803	1,892	5,220	4,944
Interest expense	6,920	534	15,543	761
Total operating expenses	16,976	8,038	43,691	21,167
Recoupment of expense support from CIG(2)	—	—	—	667
Net operating expenses	16,976	8,038	43,691	21,834
Net investment income	21,402	10,695	58,077	32,000
Realized and unrealized (losses) gains
Net realized (loss) gain on investments	(2,800)	379	(5,142)	1,078
Net realized gain on foreign currency	12	—	159	—
Net change in unrealized appreciation on investments	1,700	14,948	11,094	16,587
Net realized gain (loss) on total return swap(3)	67	8,188	(13,789)	23,799
Net change in unrealized appreciation on total return swap(3)	—	9,527	15,402	16,826
Total net realized and unrealized (losses) gains	(1,021)	33,042	7,724	58,290
Net increase in net assets resulting from operations	$20,381	$43,737	$65,801	$90,290
Per share information—basic and diluted
Net increase in net assets per share resulting from operations	$0.18	$0.41	$0.59	$0.86
Weighted average shares of common stock outstanding	112,954,234	106,581,390	111,504,552	105,130,208
(1)  See Note 10 for details of the Company's general and administrative expenses.
(2)  See Note 4 for a discussion of expense support from CIG and recoupment of expense support.
(3)  See Note 7 for a discussion of the Company's total return swap agreement.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share amounts)

	Nine Months Ended September 30,
	2017	2016
	(unaudited)	(unaudited)
Changes in net assets from operations:
Net investment income	$58,077	$32,000
Net realized (loss) gain on investments	(5,142)	1,078
Net realized gain on foreign currency	159	—
Net change in unrealized appreciation on investments	11,094	16,587
Net realized (loss) gain on total return swap(1)	(13,789)	23,799
Net change in unrealized appreciation on total return swap(1)	15,402	16,826
Net increase in net assets resulting from operations	65,801	90,290
Changes in net assets from shareholders' distributions:(2)
Net investment income	(55,191)	(31,744)
Net realized gain on total return swap
Net interest and other income from TRS portfolio	(3,661)	(22,386)
Net gain on TRS loan sales(3)	(2,286)	(2,443)
Net realized gain on investments and foreign currency	—	(1,078)
Net decrease in net assets from shareholders' distributions	(61,138)	(57,651)
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $1,713 and $1,739, respectively	43,227	19,278
Reinvestment of shareholders' distributions	29,701	29,179
Repurchase of common stock	(30,167)	(12,231)
Net increase in net assets resulting from capital share transactions	42,761	36,226

Total increase in net assets	47,424	68,865
Net assets at beginning of period	999,763	904,326
Net assets at end of period	$1,047,187	$973,191

Net asset value per share of common stock at end of period	$9.15	$9.02
Shares of common stock outstanding at end of period	114,440,741	107,920,075

Undistributed net investment income at end of period	$4,314	$256

(1)	See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	This table presents changes in net assets from shareholders' distributions on a GAAP basis. See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	During the nine months ended September 30, 2017 and 2016, the Company realized losses on TRS loans of $19,736 and $1,030, respectively, which are not currently deductible on a tax-basis.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2017	2016
	(unaudited)	(unaudited)
Operating activities:
Net increase in net assets resulting from operations	$65,801	$90,290
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(6,799)	(1,442)
Proceeds from principal repayment of investments	403,098	126,908
Purchase of investments	(1,139,000)	(450,390)
Paid-in-kind interest	(1,704)	(596)
Increase in short term investments, net	(70,312)	(37,879)
Proceeds from sale of investments	218,395	14,462
Net realized loss (gain) on investments	5,142	(1,078)
Net unrealized appreciation on investments	(11,094)	(16,587)
Net unrealized appreciation on total return swap(1)	(15,402)	(16,826)
Amortization of deferred financing costs	1,272	258
(Increase) decrease in due from counterparty(1)	139,715	82,981
(Increase) decrease in interest receivable on investments	(2,254)	(170)
(Increase) decrease in receivable due on investments sold	(12,147)	(16)
(Increase) decrease in receivable due on total return swap(1)	4,187	881
(Increase) decrease in prepaid expenses and other assets	(812)	(197)
Increase (decrease) in payable for investments purchased	39,869	(9,800)
Increase (decrease) in accounts payable and accrued expenses	(209)	949
Increase (decrease) in interest payable	1,113	272
Increase (decrease) in accrued management fees	2,040	756
Increase (decrease) in accrued administrative services expense	(599)	(192)
Increase (decrease) in accrued recoupment of expense support from CIG(2)	—	(480)
Increase (decrease) in due to CIG - offering costs	(18)	(16)
Net cash used in operating activities	(379,718)	(217,912)
Financing activities:
Gross proceeds from issuance of common stock	44,940	26,476
Commissions and dealer manager fees paid	(1,715)	(2,213)
Repurchase of common stock	(30,167)	(12,231)
Shareholders' distributions paid(3)	(31,437)	(28,472)
Borrowings under financing arrangements(4)	406,698	242,423
Repayment of financing arrangements	—	(18,000)
Debt issuance costs paid	(3,732)	(3,322)
Net cash provided by financing activities	384,587	204,661
Net increase (decrease) in cash and restricted cash	4,869	(13,251)
Cash and restricted cash, beginning of period	17,046	41,741
Cash and restricted cash, end of period	$21,915	$28,490
Supplemental disclosure of cash flow information:
Cash paid for interest	$13,075	$232
Supplemental non-cash financing activities:
Reinvestment of shareholders' distributions(3)	$29,701	$29,179

(1)	See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	See Note 4 for a discussion of expense support from CIG and recoupment of expense support.

(3)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(4)	See Note 8 for a discussion of the Company’s financing arrangements.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Senior Secured First Lien Debt - 103.1%
AbelConn, LLC / Atrenne Computing Solutions, LLC / Airco Industries, LLC, L+875, 1.00% LIBOR Floor, 7/17/2019 (j)(n)(p)	3 Month LIBOR	Aerospace & Defense	$19,291	$19,031	$19,243
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022 (o)	Various	Retail	14,611	11,619	9,950
Access CIG, LLC, L+500, 1.00% LIBOR Floor, 10/18/2021 (o)	1 Month LIBOR	Services: Business	6,746	6,788	6,791
Accruent, LLC, L+475, 1.00% LIBOR Floor, 7/28/2023	3 Month LIBOR	High Tech Industries	3,887	3,822	3,829
Accruent, LLC, 0.75% Unfunded, 7/28/2018	None	High Tech Industries	2,866	—	(15)
Adams Publishing Group, LLC, L+700, 1.00% LIBOR Floor, 11/3/2020 (n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	4,396	4,344	4,352
Adams Publishing Group, LLC, 0.50% Unfunded, 6/2/2018	None	Media: Advertising, Printing & Publishing	1,136	—	(11)
Advanced Integration Technology LP, L+475, 1.00% LIBOR Floor, 4/3/2023 (o)	1 Month LIBOR	Aerospace & Defense	3,980	4,014	3,970
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020 (o)	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,580	7,278	6,936
Alvogen Pharma US, Inc., L+500, 1.00% LIBOR Floor, 4/1/2022 (o)	1 Month LIBOR	Healthcare & Pharmaceuticals	8,313	8,275	8,296
American Clinical Solutions LLC, L+950, 1.00% LIBOR Floor, 6/11/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	8,834	8,733	8,547
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,694	10,241	10,641
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020 (r)	1 Month LIBOR	Energy: Oil & Gas	4,033	2,963	3,014
American Media, Inc., L+900, 1.00% LIBOR Floor, 8/24/2020 (n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	16,148	15,809	16,552
American Media, Inc., 9.00% Unfunded, 8/24/2020 (e)	None	Media: Advertising, Printing & Publishing	154	—	4
American Media, Inc., 0.50% Unfunded, 8/24/2020	None	Media: Advertising, Printing & Publishing	143	—	4
American Teleconferencing Services, Ltd., L+650, 1.00% LIBOR Floor, 12/8/2021 (n)(o)(p)	1 Month LIBOR	Telecommunications	21,617	19,866	20,968
AMPORTS, Inc., L+500, 1.00% LIBOR Floor, 5/19/2020 (j)(n)(p)	3 Month LIBOR	Automotive	18,943	18,661	18,753
AMZ Holding Corp., L+500, 1.00% LIBOR Floor, 6/27/2022	1 Month LIBOR	Chemicals, Plastics & Rubber	6,740	6,644	6,639
AP Exhaust Acquisition, LLC, L+500, 1.00% LIBOR Floor, 5/10/2024 (o)	3 Month LIBOR	Automotive	5,627	5,431	5,514
ASG Technologies Group, Inc., L+475, 1.00% LIBOR Floor, 7/31/2024 (o)	1 Month LIBOR	High Tech Industries	5,000	4,975	5,063
Associated Asphalt Partners, LLC, L+525, 1.00% LIBOR Floor, 4/5/2024 (o)	1 Month LIBOR	Construction & Building	1,259	1,254	1,241
Avaya Inc., L+750, 1.00% LIBOR Floor, 1/24/2018	1 Month LIBOR	Telecommunications	3,509	3,497	3,544
Avaya Inc., L+525, 1.00% LIBOR Floor, 5/29/2020 (o)	3 Month LIBOR	Telecommunications	14,689	11,941	12,480
Azure Midstream Energy, LLC, L+650, 1.00% LIBOR Floor, 11/15/2018 (o)	1 Month LIBOR	Energy: Oil & Gas	2,188	2,117	1,958
Bakemark Holdings, Inc., L+525, 1.00% LIBOR Floor, 8/14/2023	3 Month LIBOR	Beverage, Food & Tobacco	2,314	2,246	2,245
Caraustar Industries, Inc., L+550, 1.00% LIBOR Floor, 3/14/2022 (o)	3 Month LIBOR	Forest Products & Paper	5,591	5,655	5,598
Central Security Group, Inc., L+563, 1.00% LIBOR Floor, 10/6/2021 (o)	1 Month LIBOR	Services: Consumer	17,945	17,978	18,034
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023 (n)(p)	6 Month LIBOR	Media: Diversified & Production	50,000	49,070	49,625
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023	6 Month LIBOR	Media: Diversified & Production	15,000	14,721	14,963
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023	6 Month LIBOR	Media: Diversified & Production	7,500	7,500	7,463
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023	6 Month LIBOR	Media: Diversified & Production	5,000	4,813	4,963
CF Entertainment Inc., 2.00% Unfunded, 1/28/2019	None	Media: Diversified & Production	5,000	—	(38)
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/24/2019 (r)(s)	3 Month LIBOR	Retail	7,791	4,388	3,701
Command Alkon Inc., L+500, 1.00% LIBOR Floor, 9/1/2023	1 Month LIBOR	High Tech Industries	7,560	7,470	7,408
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Confie Seguros Holding II Co., L+550, 1.00% LIBOR Floor, 4/16/2022 (o)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	14,942	14,832	14,634
Covenant Surgical Partners, Inc., L+475, 0.00% LIBOR Floor, 10/4/2024 (i)	3 Month LIBOR	Healthcare & Pharmaceuticals	1,874	1,869	1,888
Covenant Surgical Partners, Inc., 0.00% Unfunded, 10/4/2018 (e)	None	Healthcare & Pharmaceuticals	562	(1)	4
CSP Technologies North America, LLC, L+525, 1.00% LIBOR Floor, 1/29/2022 (p)	3 Month LIBOR	Chemicals, Plastics & Rubber	13,553	13,307	13,587
David's Bridal, Inc., L+400, 1.25% LIBOR Floor, 10/11/2019 (o)	3 Month LIBOR	Retail	3,477	2,990	2,738
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022 (h)(o)	3 Month LIBOR	Services: Business	5,922	5,724	5,878
Deluxe Entertainment Services Group Inc., L+550, 1.00% LIBOR Floor, 2/28/2020 (o)	3 Month LIBOR	Media: Diversified & Production	9,865	9,826	9,933
DFC Global Facility Borrower II LLC, L+1075, 1.00% LIBOR Floor, 9/27/2022	1 Month LIBOR	Services: Consumer	37,200	36,901	37,014
DFC Global Facility Borrower II LLC, 0.50% Unfunded, 9/27/2019 (e)	None	Services: Consumer	22,800	—	(114)
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC, L+875, 1.00% LIBOR Floor, 10/31/2019 (n)	3 Month LIBOR	Construction & Building	10,012	9,907	9,849
DXP Enterprises, Inc., L+550, 1.00% LIBOR Floor, 8/29/2023 (h)(o)	1 Month LIBOR	Energy: Oil & Gas	10,000	9,901	9,963
EagleTree-Carbide Acquisition Corp., L+475, 1.00% LIBOR Floor, 9/27/2024 (i)	3 Month LIBOR	Consumer Goods: Durable	10,000	9,900	10,006
Eastman Kodak Company, L+625, 1.00% LIBOR Floor, 9/3/2019 (h)(o)	3 Month LIBOR	Consumer Goods: Durable	1,996	1,991	1,972
Elemica, Inc., L+800, 1.00% LIBOR Floor, 7/7/2021 (n)(p)	1 Month LIBOR	High Tech Industries	17,281	16,928	17,065
Elemica, Inc., 0.50% Unfunded, 7/7/2021 (e)	None	High Tech Industries	2,500	(47)	(31)
Emmis Operating Company, L+700, 1.00% LIBOR Floor, 4/18/2019 (o)	1 Month LIBOR	Media: Broadcasting & Subscription	3,627	3,439	3,522
Entertainment Studios P&A LLC, 5.00%, 5/18/2037	None	Media: Diversified & Production	15,000	14,704	21,216
Entertainment Studios P&A LLC, 15.00%, 9/1/2037	None	Media: Diversified & Production	7,500	7,352	4,613
EnTrans International, LLC, L+750, 1.00% LIBOR Floor, 6/4/2020	3 Month LIBOR	Capital Equipment	13,312	10,366	11,449
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021 (h)(o)	1 Month LIBOR	High Tech Industries	10,236	9,566	9,705
Everi Payments Inc., L+450, 1.00% LIBOR Floor, 5/9/2024 (o)	1 Month LIBOR	Hotel, Gaming & Leisure	4,183	4,163	4,223
F+W Media, Inc., L+1000, 1.50% LIBOR Floor, 5/24/2022 (n)(r)(s)	1 Month LIBOR	Media: Diversified & Production	2,661	2,665	2,113
F+W Media, Inc., L+650, 1.50% LIBOR Floor, 5/24/2022	1 Month LIBOR	Media: Diversified & Production	1,106	1,106	1,162
Forbes Media LLC, L+675, 1.00% LIBOR Floor, 9/12/2019 (j)(p)	1 Month LIBOR	Media: Advertising, Printing & Publishing	15,000	14,717	14,888
Frontline Technologies Group Holding LLC, L+650, 1.00% LIBOR Floor, 9/18/2023	3 Month LIBOR	High Tech Industries	2,755	2,722	2,722
Frontline Technologies Group Holding LLC, 1.00% Unfunded, 9/18/2019 (e)	None	High Tech Industries	540	—	(6)
FWR Holding Corp., L+600, 1.00% LIBOR Floor, 8/21/2023	1 Month LIBOR	Hotel, Gaming & Leisure	1,062	1,036	1,035
Global Franchise Group, LLC, L+575, 1.00% LIBOR Floor, 12/18/2019	3 Month LIBOR	Beverage, Food & Tobacco	2,166	2,145	2,145
GTCR-Ultra Acquisition, Inc., L+600, 1.00% LIBOR Floor, 8/1/2024 (e)	1 Month LIBOR	Healthcare & Pharmaceuticals	5,432	5,300	5,323
Harland Clarke Holdings Corp., L+550, 1.00% LIBOR Floor, 2/9/2022 (o)	3 Month LIBOR	Services: Business	14,724	14,835	14,830
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	4,862	4,583	4,011
Heartland Dental, LLC, L+475, 1.00% LIBOR Floor, 7/31/2023 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	4,000	3,981	4,030
Help/Systems Holdings, Inc., L+450, 1.00% LIBOR Floor, 10/8/2021 (o)	3 Month LIBOR	Services: Business	11,939	11,926	12,018
Infinity Sales Group, LLC, L+1050, 1.00% LIBOR Floor, 11/21/2018 (n)	1 Month LIBOR	Services: Business	7,806	7,402	7,201
Infogroup Inc., L+500, 1.00% LIBOR Floor, 4/3/2023 (o)	3 Month LIBOR	Media: Advertising, Printing & Publishing	9,453	9,487	9,216
International Seaways, Inc., L+550, 1.00% LIBOR Floor, 6/22/2022 (h)(o)	1 Month LIBOR	Transportation: Cargo	10,000	9,807	9,844
Intertain Group Ltd., L+650, 1.00% LIBOR Floor, 4/8/2022 (h)(n)	3 Month LIBOR	Hotel, Gaming & Leisure	1,610	1,586	1,630
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
iPipeline, Inc., L+625, 1.00% LIBOR Floor, 8/4/2022	1 Month LIBOR	High Tech Industries	8,874	8,684	8,697
Ipsen, Inc., L+700, 1.00% LIBOR Floor, 9/30/2019 (j)(p)	1 Month LIBOR	Capital Equipment	8,095	8,021	8,075
Ipsen International GmbH, L+800, 1.00% LIBOR Floor, 9/30/2019 (h)(j)	1 Month LIBOR	Capital Equipment	1,295	1,299	1,295
Island Medical Management Holdings, LLC, L+550, 1.00% LIBOR Floor, 9/1/2022 (p)	3 Month LIBOR	Healthcare & Pharmaceuticals	13,743	13,569	13,568
Island Medical Management Holdings, LLC, 1.00% Unfunded, 9/1/2022 (e)	None	Healthcare & Pharmaceuticals	1,188	—	(15)
ITC Service Group Acquisition LLC, L+950, 0.50% LIBOR Floor, 5/26/2021 (j)(p)	1 Month LIBOR	High Tech Industries	11,250	11,065	11,109
Kingpin Intermediate Holdings LLC, L+425, 1.00% LIBOR Floor, 6/29/2024 (o)	3 Month LIBOR	Hotel, Gaming & Leisure	9,975	9,925	10,044
KLO Intermediate Holdings, LLC, L+775, 1.25% LIBOR Floor, 4/7/2022 (p)	1 Month LIBOR	Chemicals, Plastics & Rubber	4,412	4,361	4,357
KLO Intermediate Holdings, LLC, L+775, 1.25% LIBOR Floor, 4/7/2022 (p)	1 Month LIBOR	Chemicals, Plastics & Rubber	7,621	7,532	7,526
KNB Holdings Corp., L+550, 1.00% LIBOR Floor, 4/26/2024 (o)	3 Month LIBOR	Consumer Goods: Durable	16,000	15,691	15,920
Labvantage Solutions Inc., L+800, 1.00% LIBOR Floor, 12/29/2020 (p)	1 Month LIBOR	High Tech Industries	4,688	4,651	4,734
Labvantage Solutions Ltd., E+800, 1.00% EURIBOR Floor, 12/29/2020 (h)	1 Month EURIBOR	High Tech Industries	€4,294	4,790	5,124
Lift Brands, Inc., L+800, 1.00% LIBOR Floor, 12/23/2019 (n)	3 Month LIBOR	Services: Consumer	9,226	9,143	9,203
Logix Communications, LP, L+575, 1.00% LIBOR Floor, 8/9/2024 (i)(o)	(u)	Telecommunications	5,250	5,198	5,198
Lonestar Prospects, Ltd., 0.00% Unfunded, 12/31/2017 (e)	None	Energy: Oil & Gas	18,985	(363)	(380)
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020 (o)	1 Month LIBOR	Services: Business	5,911	5,582	5,793
MB2 Dental Solutions, LLC, L+475, 1.00% LIBOR Floor, 9/29/2023	3 Month LIBOR	Healthcare & Pharmaceuticals	2,191	2,163	2,163
Ministry Brands, LLC, L+500, 1.00% LIBOR Floor, 12/2/2022 (n)	1 Month LIBOR	Services: Business	4,960	4,777	4,960
Ministry Brands, LLC, L+500, 1.00% LIBOR Floor, 12/2/2022	1 Month LIBOR	Services: Business	1,097	1,097	1,097
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor, Unfunded, 2/22/2019 (e)	1 Month LIBOR	Services: Business	2,795	—	—
Moss Holding Company, L+675, 1.00% LIBOR Floor, 4/17/2023 (n)(p)	3 Month LIBOR	Services: Business	18,924	18,607	18,640
Moss Holding Company, 0.75% Unfunded, 5/7/2018 (e)	None	Services: Business	1,046	—	(16)
Moss Holding Company, 0.50% Unfunded, 4/17/2023 (e)	None	Services: Business	2,232	—	(33)
MSHC, Inc., L+425, 1.00% LIBOR Floor, 7/31/2023	3 Month LIBOR	Services: Business	2,853	2,839	2,839
Murray Energy Corp., L+725, 1.00% LIBOR Floor, 4/16/2020 (o)	3 Month LIBOR	Metals & Mining	3,639	3,548	3,341
Nathan's Famous Inc., 10.00%, 3/15/2020 (h)(n)	None	Beverage, Food & Tobacco	6,000	6,000	6,311
Navex Global, Inc., L+425, 1.00% LIBOR Floor, 11/19/2021 (o)	1 Month LIBOR	High Tech Industries	17,957	18,010	17,979
Nextech Systems, LLC, L+725, 1.00% LIBOR Floor, 6/22/2021 (j)(n)	1 Month LIBOR	High Tech Industries	15,242	14,747	14,938
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,235	9,680	9,682
Orbcomm Inc., 8.00%, 4/1/2024 (n)	None	Telecommunications	9,237	9,237	9,912
P.F. Chang's China Bistro, Inc., L+500, 1.00% LIBOR Floor, 9/1/2022 (i)(o)	1 Month LIBOR	Beverage, Food & Tobacco	10,000	9,700	9,600
Paris Presents Inc., L+500, 1.00% LIBOR Floor, 12/31/2020 (p)	1 Month LIBOR	Consumer Goods: Durable	8,954	8,874	8,954
PDI TA Holdings, Inc., L+475, 1.00% LIBOR Floor, 8/25/2023 (n)	3 Month LIBOR	High Tech Industries	5,667	5,554	5,552
PDI TA Holdings, Inc., 0.50% Unfunded, 8/24/2018 (e)	None	High Tech Industries	1,283	—	(20)
Petroflow Energy Corp., L+800, 1.00% LIBOR Floor, 6/29/2019 (n)(r)(s)	1 Month LIBOR	Energy: Oil & Gas	4,028	3,863	3,705
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019 (h)(o)	3 Month LIBOR	Aerospace & Defense	6,397	5,552	5,598
Plano Molding Company, LLC, L+750, 1.00% LIBOR Floor, 5/12/2021 (n)	1 Month LIBOR	Consumer Goods: Non-Durable	8,774	8,687	8,160
Practice Insight, LLC, L+500, 1.00% LIBOR Floor, 8/23/2022 (n)	1 Month LIBOR	High Tech Industries	6,567	6,405	6,402
Project Leopard Holdings, Inc., L+550, 1.00% LIBOR Floor, 7/7/2023 (o)	3 Month LIBOR	High Tech Industries	4,000	3,991	4,050
PSC Industrial Holdings Corp., L+475, 1.00% LIBOR Floor, 12/5/2020 (o)	3 Month LIBOR	Services: Business	4,863	4,649	4,863
Radio One, Inc., L+400, 1.00% LIBOR Floor, 4/18/2023 (o)	3 Month LIBOR	Media: Broadcasting & Subscription	2,973	2,945	2,928
Rimini Street, Inc., 15.00%, 6/24/2020 (s)	None	High Tech Industries	13,773	13,539	16,073
Robertshaw US Holding Corp., L+450, 0.00% LIBOR Floor, 8/10/2024 (o)	1 Month LIBOR	Chemicals, Plastics & Rubber	3,155	3,131	3,186
Russell Investments US Institutional Holdco, Inc., L+425, 1.00% LIBOR Floor, 6/1/2023 (o)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,970	4,022	4,032
Sequoia Healthcare Management, LLC, 16.00%, 7/17/2019 (n)(s)	None	Healthcare & Pharmaceuticals	5,935	5,885	5,935
SFE Intermediate Holdco LLC, L+500, 1.00% LIBOR Floor, 7/31/2023 (n)	3 Month LIBOR	Beverage, Food & Tobacco	4,782	4,687	4,686
SG Acquisition, Inc., L+500, 1.00% LIBOR Floor, 3/29/2024 (o)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	4,159	4,121	4,133
Shift PPC LLC, L+600, 1.00% LIBOR Floor, 12/22/2021 (p)	3 Month LIBOR	High Tech Industries	4,878	4,775	4,878
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019 (o)	3 Month LIBOR	Services: Business	7,693	7,785	7,810
Southcross Holdings Borrower LP, 9.00%, 4/13/2023 (s)	None	Energy: Oil & Gas	179	158	156
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 1/21/2020 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,758	12,692	12,662
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 7/21/2020 (s)	3 Month LIBOR	Healthcare & Pharmaceuticals	252	250	249
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019 (n)	3 Month LIBOR	Energy: Oil & Gas	8,045	7,656	7,361
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022 (o)	3 Month LIBOR	Services: Business	3,929	3,821	3,826
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/30/2020 (e)(n)	3 Month LIBOR	Hotel, Gaming & Leisure	16,925	16,811	16,925
Survey Sampling International, LLC, L+500, 1.00% LIBOR Floor, 12/16/2020 (o)	3 Month LIBOR	Services: Business	7,820	7,854	7,703
Teladoc, Inc., L+725, 1.00% LIBOR Floor, 7/14/2022 (h)	1 Month LIBOR	High Tech Industries	15,000	14,855	15,300
Teladoc, Inc., 0.50% Unfunded, 7/14/2020 (e)(h)	None	High Tech Industries	1,250	(47)	25
Telestream Holdings Corp., L+677, 1.00% LIBOR Floor, 1/15/2020 (j)(n)	3 Month LIBOR	High Tech Industries	8,662	8,472	8,402
Tenere Inc., L+1000, 1.00% LIBOR Floor, 12/23/2021 (n)(p)	3 Month LIBOR	Capital Equipment	31,840	31,671	31,044
Tensar Corp., L+475, 1.00% LIBOR Floor, 7/9/2021 (o)	3 Month LIBOR	Chemicals, Plastics & Rubber	13,236	12,429	12,475
Therapure Biopharma Inc., L+875, 0.50% LIBOR Floor, 12/1/2021 (h)	1 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,935	15,713
U.S. Renal Care, Inc., L+425, 1.00% LIBOR Floor, 12/30/2022 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	7,967	7,780	7,740
Vero Parent, Inc., L+500, 1.00% LIBOR Floor, 8/16/2024 (o)	3 Month LIBOR	High Tech Industries	15,000	14,851	14,906
Vince, LLC, L+700, 1.00% LIBOR Floor, 11/27/2019 (h)(o)	3 Month LIBOR	Retail	901	864	789
Visual Edge Technology, Inc., L+575, 1.00% LIBOR Floor, 8/31/2022	3 Month LIBOR	Services: Business	12,469	12,222	12,220
Visual Edge Technology, Inc., L+575, 1.00% LIBOR Floor, 8/31/2022	3 Month LIBOR	Services: Business	1,918	1,871	1,899
Visual Edge Technology, Inc., 0.75% Unfunded, 2/28/2019 (e)	None	Services: Business	2,878	—	(29)
WD Wolverine Holdings, LLC, L+550, 1.00% LIBOR Floor, 8/16/2022 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	14,319	14,016	13,961
Western Dental Services, Inc., L+525, 1.00% LIBOR Floor, 6/30/2023 (o)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,191	2,170	2,210
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Woodstream Corp., L+625, 1.00% LIBOR Floor, 5/29/2022	3 Month LIBOR	Consumer Goods: Non-Durable	7,896	7,862	7,896
Woodstream Corp., 0.75% Unfunded, 5/29/2021 (e)	None	Consumer Goods: Non-Durable	1,553	—	—
Total Senior Secured First Lien Debt				1,069,271	1,079,520
Senior Secured Second Lien Debt - 38.4%
ABG Intermediate Holdings 2 LLC, L+775, 1.00% LIBOR Floor, 9/29/2025 (i)(n)	3 Month LIBOR	Retail	6,475	6,427	6,556
Access CIG, LLC, L+875, 1.00% LIBOR Floor, 10/17/2022 (p)	1 Month LIBOR	Services: Business	16,030	15,512	15,709
Accruent, LLC, L+875, 1.00% LIBOR Floor, 7/28/2024	3 Month LIBOR	High Tech Industries	749	717	738
Accruent, LLC, 0.75% Unfunded, 7/28/2018 (e)	None	High Tech Industries	1,414	—	(7)
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021 (n)(p)	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,231	9,206
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2022 (n)	1 Month LIBOR	Construction & Building	4,933	4,894	4,958
American Seafoods Group LLC, L+813, 1.00% LIBOR Floor, 2/21/2024	3 Month LIBOR	Beverage, Food & Tobacco	18,233	17,874	17,869
Avalign Technologies, Inc., L+825, 1.00% LIBOR Floor, 7/15/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	5,500	5,447	5,445
Command Alkon Inc., L+900, 1.00% LIBOR Floor, 3/1/2024	1 Month LIBOR	High Tech Industries	2,440	2,404	2,404
Confie Seguros Holding II Co., L+975, 1.25% LIBOR Floor, 5/8/2019	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	4,577	4,471	4,497
Conisus, LLC, L+875, 1.00% LIBOR Floor, 6/23/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	11,750	9,868	9,400
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021 (h)(n)	1 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,462	9,500
EagleTree-Carbide Acquisition Corp., L+825, 1.00% LIBOR Floor, 8/28/2025 (i)	3 Month LIBOR	Consumer Goods: Durable	20,000	19,700	19,800
Elements Behavioral Health, Inc., L+1200, 1.00% LIBOR Floor, 2/11/2020 (r)(s)	3 Month LIBOR	Healthcare & Pharmaceuticals	6,287	6,054	4,841
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022 (h)(n)	3 Month LIBOR	Environmental Industries	3,000	2,981	2,813
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022 (h)(n)	1 Month LIBOR	High Tech Industries	9,999	7,158	8,249
Flexera Software LLC, L+700, 1.00% LIBOR Floor, 4/2/2021 (p)	3 Month LIBOR	High Tech Industries	9,385	9,166	9,421
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022 (n)(p)	1 Month LIBOR	Services: Business	11,410	11,331	11,324
GHX Ultimate Parent Corp., L+800, 1.00% LIBOR Floor, 6/30/2025	3 Month LIBOR	Healthcare & Pharmaceuticals	13,926	13,517	13,508
Global Tel*Link Corp., L+775, 1.25% LIBOR Floor, 11/23/2020 (p)	3 Month LIBOR	Telecommunications	9,500	9,492	9,488
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022 (o)	3 Month LIBOR	Retail	4,000	4,020	4,045
Institutional Shareholder Services Inc., L+850, 1.00% LIBOR Floor, 4/30/2022 (n)	1 Month LIBOR	Services: Business	10,648	10,543	10,648
Medical Solutions Holdings, Inc., L+825, 1.00% LIBOR Floor, 6/16/2025 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,856	9,950
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023 (n)	1 Month LIBOR	Services: Business	7,000	6,902	7,000
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023	1 Month LIBOR	Services: Business	292	292	292
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor, Unfunded, 2/22/2019 (e)	1 Month LIBOR	Services: Business	742	—	—
Mitchell International, Inc., L+750, 1.00% LIBOR Floor, 10/11/2021 (n)(o)	3 Month LIBOR	High Tech Industries	14,909	14,533	15,105
MSHC, Inc., L+825, 1.00% LIBOR Floor, 7/31/2024	2 Month LIBOR	Services: Business	2,081	2,015	2,013
Niacet Corp., E+875, 1.00% EURIBOR Floor, 8/1/2024 (h)	3 Month EURIBOR	Chemicals, Plastics & Rubber	€7,489	7,938	8,671
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,030	11,014	11,767
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023 (n)(o)	1 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,143	12,180
Paris Presents Inc., L+875, 1.00% LIBOR Floor, 12/31/2021 (n)	1 Month LIBOR	Consumer Goods: Durable	3,500	3,435	3,465
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Patterson Medical Supply, Inc., L+850, 1.00% LIBOR Floor, 8/28/2023 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,379	13,163
PDI TA Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/25/2024	1 Month LIBOR	High Tech Industries	2,500	2,447	2,447
PDI TA Holdings, Inc., 0.50% Unfunded, 8/24/2018 (e)	None	High Tech Industries	550	—	(12)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021 (o)	3 Month LIBOR	Chemicals, Plastics & Rubber	3,469	3,458	3,469
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023 (n)	1 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,719	14,738
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022 (o)	1 Month LIBOR	Retail	4,998	4,680	4,273
Premiere Global Services, Inc., L+950, 1.00% LIBOR Floor, 6/6/2022 (n)	1 Month LIBOR	Telecommunications	3,000	2,892	2,895
PSC Industrial Holdings Corp., L+825, 1.00% LIBOR Floor, 12/5/2021 (n)	1 Month LIBOR	Services: Business	10,000	9,862	10,000
Robertshaw US Holding Corp., L+900, 0.00% LIBOR Floor, 2/10/2025	1 Month LIBOR	Chemicals, Plastics & Rubber	5,000	4,855	4,994
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021 (o)(p)	3 Month LIBOR	Telecommunications	5,500	5,478	5,514
Securus Technologies Holdings, Inc., L+825, 1.00% LIBOR Floor, 6/20/2025 (i)(p)	1 Month LIBOR	Telecommunications	2,942	2,913	2,968
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021 (n)	1 Month LIBOR	Hotel, Gaming & Leisure	6,142	6,142	6,126
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023 (n)(o)	3 Month LIBOR	Services: Business	10,000	9,879	9,000
Survey Sampling International, LLC, L+900, 1.00% LIBOR Floor, 12/16/2021 (n)	3 Month LIBOR	Services: Business	5,000	4,931	4,950
TexOak Petro Holdings LLC, 8.00%, 12/29/2019 (r)(s)	None	Energy: Oil & Gas	7,137	2,360	—
TMK Hawk Parent, Corp., L+800, 1.00% LIBOR Floor, 8/28/2025 (n)	3 Month LIBOR	Services: Business	13,393	13,061	13,058
TouchTunes Interactive Networks, Inc., L+825, 1.00% LIBOR Floor, 5/29/2022 (p)	3 Month LIBOR	Hotel, Gaming & Leisure	6,000	5,949	6,007
U.S. Anesthesia Partners, Inc., L+725, 1.00% LIBOR Floor, 6/23/2025	1 Month LIBOR	Healthcare & Pharmaceuticals	10,235	10,085	10,081
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,000	4,917	4,875
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022 (n)	3 Month LIBOR	Automotive	16,000	15,875	16,080
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022 (n)	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,577	11,990
Zywave Inc., L+900, 1.00% LIBOR Floor, 11/17/2023 (n)	3 Month LIBOR	High Tech Industries	5,000	4,932	4,988
Total Senior Secured Second Lien Debt				404,788	402,459
Collateralized Securities and Structured Products - Debt - 2.7%
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019 (h)	3 Month LIBOR	Diversified Financials	4,304	4,304	4,200
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022 (h)	3 Month LIBOR	Diversified Financials	15,500	15,500	14,993
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025 (g)(h)	3 Month LIBOR	Diversified Financials	2,000	1,887	1,931
NXT Capital CLO 2014-1, LLC Class E Notes, L+550, 4/23/2026 (g)(h)	3 Month LIBOR	Diversified Financials	7,500	7,127	7,160
Total Collateralized Securities and Structured Products - Debt				28,818	28,284
Collateralized Securities and Structured Products - Equity - 2.8%
Anchorage Capital CLO 2012-1, Ltd. Subordinated Notes, 2.82% Estimated Yield, 1/13/2025 (h)	(f)	Diversified Financials	4,000	2,621	2,244
APIDOS CLO XVI Subordinated Notes, 11.84% Estimated Yield, 1/19/2025 (h)	(f)	Diversified Financials	9,000	4,140	3,569
CENT CLO 19 Ltd. Subordinated Notes, 6.47% Estimated Yield, 10/29/2025 (h)	(f)	Diversified Financials	2,000	1,305	1,087
Galaxy XV CLO Ltd. Class A Subordinated Notes, 4.60% Estimated Yield, 4/15/2025 (h)	(f)	Diversified Financials	4,000	2,356	2,189
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, 10.40% Estimated Yield, 10/20/2025 (h)	(f)	Diversified Financials	2,000	1,581	1,479
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan, 10.35% Estimated Yield, 2/2/2026 (e)(h)	(f)	Diversified Financials	10,000	9,857	9,662
Ivy Hill Middle Market Credit Fund IX, Ltd. Subordinated Notes, 14.21% Estimated Yield, 10/18/2025 (h)	(f)	Diversified Financials	8,146	5,933	5,885
Ivy Hill Middle Market Credit Fund X, Ltd., 10.06% Estimated Yield, 7/24/2027 (h)	(f)	Diversified Financials	4,760	3,744	3,473
Total Collateralized Securities and Structured Products - Equity				31,537	29,588
Unsecured Debt - 0.7%
Visual Edge Technology, Inc., 12.50%, 8/31/2024	None	Services: Business	7,519	7,333	7,331
Total Unsecured Debt				7,333	7,331
Equity - 0.4%
Commerce Topco, LLC (q)		Healthcare & Pharmaceuticals	87 Units	85	85
Commerce Parent, Inc. (q)		Healthcare & Pharmaceuticals	87 Units	87	87
F+W Media, Inc. (q)		Media: Diversified & Production	31,211 Units	—	—
Mooregate ITC Acquisition, LLC, Class A Units (q)		High Tech Industries	500 Units	563	450
NS NWN Acquisition, LLC (q)		High Tech Industries	404 Units	393	450
NSG Co-Invest (Bermuda) LP (h)(q)		Consumer Goods: Durable	1,575 Units	1,000	875
Spinal USA, Inc. / Precision Medical Inc., Warrants (q)		Healthcare & Pharmaceuticals	1,551,569 Units	853	853
Southcross Holdings LP, Class A-II Units (q)		Energy: Oil & Gas	188 Units	75	127
Southcross Holdings GP, LLC, Units (q)		Energy: Oil & Gas	188 Units	—	—
Speed Commerce Investment Part, LLC (q)		High Tech Industries	629 Units	2,640	900
Tenere Inc. Warrant (q)		Capital Equipment	N/A	161	36
TexOak Petro Holdings LLC (q)		Energy: Oil & Gas	60,000 Units	—	—
Total Equity				5,857	3,863
Short Term Investments - 13.5%(k)
First American Treasury Obligations Fund, Class Z Shares, 0.89% (l)				140,810	140,810
Total Short Term Investments				140,810	140,810
TOTAL INVESTMENTS - 161.6%				$1,688,414	1,691,855
LIABILITIES IN EXCESS OF OTHER ASSETS - (61.6%)					(644,668)
NET ASSETS - 100%					$1,047,187

a.
All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, as amended, or the 1940 Act, except for investments specifically identified as non-qualifying per note h. below. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio. Unless specifically identified in note s. below, investments do not contain a paid-in-kind, or PIK, interest provision.

b.
The 1, 2, 3, and 6 month London Interbank Offered Rate, or LIBOR, rates were 1.24%, 1.27%, 1.34%, and 1.51%, respectively, as of September 30, 2017.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of September 30, 2017, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to September 30, 2017. The 3 month Euro Interbank Offered Rate, or EURIBOR, rate was (0.38%) as of September 30, 2017.

c.	Fair value determined in good faith by the Company’s board of directors (see Note 9) using significant unobservable inputs unless otherwise noted.

d.	Denominated in U.S. dollars unless otherwise noted.

e.
As discussed in Note 11, on September 30, 2017, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $2,156, $1,111 and $992 to Studio Movie Grill Holdings, LLC, Ivy Hill Middle Market Credit Fund VIII, Ltd. and    GTCR-Ultra Acquisition, Inc., respectively. On November 9, 2017, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $22,800, $18,985, $3,278, $2,500, $1,865, $1,608, $1,553, $1,250, $1,188, $1,151, $1,111, $992, $815, $540, $459, $157, and $154 to DFC Global Facility Borrower II LLC, Lonestar Prospects, Ltd., Moss Holding Company, Elemica Holdings, Inc., Ministry Brands, LLC, Studio Movie Grill Holdings, LLC, Woodstream Corp., Teledoc, Inc., Island Medical Management Holdings, LLC, Visual Edge Technology, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd., GTCR-Ultra Acquisition, Inc., PDI TA Holdings, Inc., Frontline Technologies Group Holdings LLC, Covenant Surgical Partners, Inc., Accruent, LLC, and American Media, Inc., respectively.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2017
(in thousands)

f.
The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

g.	Ivy Hill Middle Market Credit Fund VII Class E Notes and NXT Capital CLO 2014-1 Class E Notes were rated Ba2 on Moody's credit scale as of September 30, 2017.

h.
The investment or a portion thereof is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2017, 89.4% of the Company’s total assets represented qualifying assets.

i.	Position or a portion thereof unsettled as of September 30, 2017.

j.
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in the syndication in exchange for lower payment priority.

k.	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

l.	7-day effective yield as of September 30, 2017.

m.	Represents amortized cost for debt securities and cost for equity investments.

n.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, 34th Street Funding, LLC, or 34th Street, and was pledged as collateral supporting the amounts outstanding under the credit facility with JPMorgan Chase Bank, National Association, or JPM, as of September 30, 2017 (see Note 8).

o.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Flatiron Funding II, LLC, or Flatiron Funding II, and was pledged as collateral supporting the amounts outstanding under the credit facility with Citibank N.A., or Citibank, as of September 30, 2017 (see Note 8).

p.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Murray Hill Funding II, LLC, or Murray Hill Funding II, and was pledged as collateral supporting the amounts outstanding under the repurchase agreement with UBS AG, or UBS, as of September 30, 2017 (see Note 8).

q.	Non-income producing security.

r.	Investment or a portion thereof was on non-accrual status as of September 30, 2017.

s.
For the nine months ended September 30, 2017, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

		Interest Rate			Interest Amount
Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
Charming Charlie, LLC(t)	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$369	$—	$369
Elements Behavioral Health, Inc.(t)	Senior Secured Second Lien Debt	—	13.00%	13.00%	$—	$365	$365
F+W Media, Inc.(t)	Senior Secured First Lien Debt	1.50%	10.00%	11.50%	$19	$93	$112
Petroflow Energy Corp.(t)	Senior Secured First Lien Debt	3.00%	6.00%	9.00%	$99	$187	$286
Rimini Street, Inc.	Senior Secured First Lien Debt	12.00%	3.00%	15.00%	$1,469	$403	$1,872
Sequoia Healthcare Management, LLC	Senior Secured First Lien Debt	12.00%	4.00%	16.00%	$531	$211	$742
Southcross Holdings Borrower LP	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$6	$7	$13
Spinal USA, Inc. / Precision Medical Inc.	Senior Secured First Lien Debt	—	10.50%	10.50%	$—	$124	$124
TexOak Petro Holdings LLC(t)	Senior Secured Second Lien Debt	—	8.00%	8.00%	$—	$314	$314

t.	The PIK interest portion of the investment was on non-accrual status as of September 30, 2017.

u.	As of November 9, 2017, no interest rate option had been elected as the entire position remained unsettled.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(p)	Fair Value(c)
Senior Secured First Lien Debt - 49.0%
AbelConn, LLC / Atrenne Computing Solutions, LLC / Airco Industries, LLC, L+850, 1.00% LIBOR Floor, 7/17/2019(j)	3 Month LIBOR	Aerospace & Defense	$22,112	$21,702	$21,780
Adams Publishing Group, LLC, L+700, 1.00% LIBOR Floor, 11/3/2020(n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	3,892	3,818	3,833
American Clinical Solutions LLC, L+950, 1.00% LIBOR Floor, 6/11/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	9,034	8,908	8,492
American Media, Inc., L+750, 1.00% LIBOR Floor, 8/24/2020(n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	11,467	11,150	11,123
American Media, Inc., 0.50% Unfunded, 8/24/2020(e)	None	Media: Advertising, Printing & Publishing	505	(15)	(15)
American Media, Inc., 7.50%, 8/24/2020(e)	None	Media: Advertising, Printing & Publishing	206	(6)	(6)
American Teleconferencing Services, Ltd., L+650, 1.00% LIBOR Floor, 12/8/2021(n)	3 Month LIBOR	Telecommunications	19,248	17,475	18,863
AMPORTS, Inc., L+500, 1.00% LIBOR Floor, 5/19/2020(j)	3 Month LIBOR	Automotive	19,100	18,743	18,718
Blue Ribbon, LLC, L+400, 1.00% LIBOR Floor, 11/15/2021(i)	3 Month LIBOR	Beverage, Food & Tobacco	9,975	9,975	9,972
CF Entertainment Inc., L+1100, 1.00% LIBOR Floor, 6/26/2020(n)	3 Month LIBOR	Media: Diversified & Production	17,094	17,057	17,094
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC, L+875, 1.00% LIBOR Floor, 10/31/2019(n)	3 Month LIBOR	Construction & Building	10,387	10,241	10,218
ECI Acquisition Holdings, Inc., L+625, 1.00% LIBOR Floor, 3/11/2019(n)	3 Month LIBOR	High Tech Industries	8,517	8,493	8,517
Elemica, Inc., L+800, 1.00% LIBOR Floor, 7/7/2021(n)	1 Month LIBOR	High Tech Industries	17,413	17,005	16,977
Elemica, Inc., 0.50% Unfunded, 7/7/2021(e)	None	High Tech Industries	2,500	(57)	(62)
EnTrans International, LLC, L+750, 1.00% LIBOR Floor, 6/4/2020	3 Month LIBOR	Capital Equipment	13,594	9,977	10,331
F+W Media, Inc., L+950, 1.25% LIBOR Floor, 6/30/2019(n)	3 Month LIBOR	Media: Diversified & Production	7,280	7,092	6,006
Forbes Media LLC, L+675, 1.00% LIBOR Floor, 9/12/2019(j)	1 Month LIBOR	Media: Advertising, Printing & Publishing	15,000	14,621	14,400
Ignite Restaurant Group, Inc., L+700, 1.00% LIBOR Floor, 2/13/2019(n)	3 Month LIBOR	Beverage, Food & Tobacco	10,482	10,400	10,167
Infinity Sales Group, LLC, L+1050, 1.00% LIBOR Floor, 11/21/2018(n)	1 Month LIBOR	Services: Business	8,214	7,550	7,372
Infogroup Inc., L+550, 1.50% LIBOR Floor, 5/26/2018(n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,578	15,277	15,451
InterGen N.V., L+450, 1.00% LIBOR Floor, 6/12/2020(h)(i)	3 Month LIBOR	Energy: Electricity	1,182	1,156	1,153
Intertain Group Ltd., L+650, 1.00% LIBOR Floor, 4/8/2022(h)(n)	3 Month LIBOR	Hotel, Gaming & Leisure	1,765	1,736	1,780
Ipsen International GmbH, L+800, 1.00% LIBOR Floor, 9/30/2019(h)(j)	1 Month LIBOR	Capital Equipment	1,422	1,429	1,429
Ipsen, Inc., L+700, 1.00% LIBOR Floor, 9/30/2019(j)	1 Month LIBOR	Capital Equipment	8,095	8,002	8,035
ITC Service Group Acquisition LLC, L+950, 0.50% LIBOR Floor, 5/26/2021(j)	1 Month LIBOR	High Tech Industries	11,250	11,035	11,081
KPC Health Care, Inc., L+925, 1.00% LIBOR Floor, 8/28/2020(n)	3 Month LIBOR	Healthcare & Pharmaceuticals	7,544	7,401	7,809
Labvantage Solutions Inc., L+800, 1.00% LIBOR Floor, 12/29/2020(n)	3 Month LIBOR	High Tech Industries	4,875	4,829	4,863
Labvantage Solutions Ltd., E+800, 1.00% EURIBOR Floor, 12/29/2020(h)	3 Month EURIBOR	High Tech Industries	€4,495	5,005	4,728
Lift Brands, Inc., L+800, 1.00% LIBOR Floor, 12/23/2019(n)	3 Month LIBOR	Services: Consumer	9,548	9,438	9,477
Ministry Brands, LLC, L+500, 1.00% LIBOR Floor, 12/2/2022(e)	3 Month LIBOR	Services: Business	9,994	9,587	9,894
Nathan's Famous Inc., 10.00%, 3/15/2020(h)(n)	None	Beverage, Food & Tobacco	6,000	6,000	6,540
Nextech Systems, LLC, L+725, 1.00% LIBOR Floor, 6/22/2021(j)(n)	1 Month LIBOR	High Tech Industries	15,642	15,062	15,330
NWN Acquisition Holding Company LLC, L+1000, 1.00% LIBOR Floor, 10/16/2020(j)	3 Month LIBOR	High Tech Industries	13,717	13,357	13,271
Pacific Coast Holding Investment LLC, L+970, 2.00% LIBOR Floor, 2/14/2017	1 Month LIBOR	Healthcare & Pharmaceuticals	5,250	5,242	5,250
Petroflow Energy Corporation, L+800, 1.00% LIBOR Floor, 6/29/2019(q)	3 Month LIBOR	Energy: Oil & Gas	4,895	4,618	4,601
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(p)	Fair Value(c)
Plano Molding Company, LLC, L+700, 1.00% LIBOR Floor, 5/12/2021(n)	2 Month LIBOR	Consumer Goods: Non-Durable	8,840	8,772	8,611
Rimini Street, Inc., 15.00%, 6/24/2020(m)(q)	None	High Tech Industries	19,822	19,556	19,426
Sequoia Healthcare Management, LLC, 16.00%, 7/17/2019(n)(q)	None	Healthcare & Pharmaceuticals	6,511	6,405	6,397
Shift PPC LLC, L+600, 1.00% LIBOR Floor, 12/22/2021	3 Month LIBOR	High Tech Industries	9,500	9,266	9,265
SmartBear Software Inc., L+750, 1.00% LIBOR Floor, 12/30/2020(n)	3 Month LIBOR	High Tech Industries	18,588	18,271	18,727
Southcross Holdings Borrower LP, 9.00%, 4/13/2023(q)	None	Energy: Oil & Gas	172	151	135
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 1/21/2020(n)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,281	12,194	12,158
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 7/21/2020(q)	3 Month LIBOR	Healthcare & Pharmaceuticals	128	126	127
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019(n)	3 Month LIBOR	Energy: Oil & Gas	7,306	6,849	5,406
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/30/2020(e)(n)	1 Month LIBOR	Hotel, Gaming & Leisure	15,143	15,004	15,143
Telestream Holdings Corp., L+677, 1.00% LIBOR Floor, 1/15/2020(j)(n)	3 Month LIBOR	High Tech Industries	7,154	7,027	7,011
Tenere Inc., L+1000, 1.00% LIBOR Floor, 12/23/2021	3 Month LIBOR	Capital Equipment	32,000	31,219	31,199
Therapure Biopharma Inc., L+875, 0.50% LIBOR Floor, 12/1/2021(h)	1 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,925	14,925
WD Wolverine Holdings, LLC, L+550, 1.00% LIBOR Floor, 10/17/2023(i)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,000	1,960	1,946
Worley Claims Services, LLC, L+800, 1.00% LIBOR Floor, 10/31/2020(n)	1 Month LIBOR	Services: Business	20,115	19,925	20,015
Zywave Inc., L+500, 1.00% LIBOR Floor, 11/17/2022	3 Month LIBOR	High Tech Industries	5,000	4,951	4,950
Total Senior Secured First Lien Debt				489,904	489,913
Senior Secured Second Lien Debt - 43.4%
ABG Intermediate Holdings 2 LLC, L+850, 1.00% LIBOR Floor, 5/27/2022(e)(m)(n)	3 Month LIBOR	Retail	18,666	18,365	18,852
Access CIG, LLC, L+875, 1.00% LIBOR Floor, 10/17/2022(m)	3 Month LIBOR	Services: Business	16,030	15,460	15,549
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021(n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,205	9,568
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2021(n)	3 Month LIBOR	Construction & Building	4,933	4,889	4,983
AmWINS Group, LLC, L+850, 1.00% LIBOR Floor, 9/4/2020(n)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,825	3,852	3,878
Confie Seguros Holding II Co., L+900, 1.25% LIBOR Floor, 5/8/2019	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	13,827	13,365	13,758
Conisus, LLC, L+875, 1.00% LIBOR Floor, 6/23/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	11,750	9,604	9,517
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(h)	3 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,460	9,120
EISI LLC, L+850, 1.00% LIBOR Floor, 9/23/2020(m)(n)	3 Month LIBOR	High Tech Industries	20,000	19,761	19,400
Elements Behavioral Health, Inc., L+1200, 1.00% LIBOR Floor, 2/11/2020(q)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,701	5,668	4,561
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022(h)(n)	3 Month LIBOR	Environmental Industries	3,000	2,978	2,595
Flexera Software LLC, L+700, 1.00% LIBOR Floor, 4/2/2021	1 Month LIBOR	High Tech Industries	9,385	9,128	9,291
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022(n)	1 Month LIBOR	Services: Business	11,410	11,331	11,011
Global Tel*Link Corp., L+775, 1.25% LIBOR Floor, 11/23/2020	3 Month LIBOR	Telecommunications	9,500	9,488	9,254
Infiltrator Water Technologies, LLC, L+875, 1.00% LIBOR Floor, 5/26/2023(n)	3 Month LIBOR	Construction & Building	13,917	13,732	13,986
Institutional Shareholder Services Inc., L+850, 1.00% LIBOR Floor, 4/30/2022(i)(n)	2 Month LIBOR	Services: Business	10,648	10,534	10,542
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022(n)	3 Month LIBOR	Services: Business	3,380	3,328	3,304
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023(e)	3 Month LIBOR	Services: Business	5,488	5,385	5,406
Mississippi Sand, LLC, L+1000, 1.00% LIBOR Floor, 11/21/2019	3 Month LIBOR	Metals & Mining	13,196	10,899	11,349
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(p)	Fair Value(c)
Mitchell International, Inc., L+750, 1.00% LIBOR Floor, 10/11/2021(m)(n)	1 Month LIBOR	High Tech Industries	14,909	14,476	14,825
MSC.Software Corp., L+750, 1.00% LIBOR Floor, 6/1/2021(m)	3 Month LIBOR	High Tech Industries	15,000	14,832	15,019
MWI Holdings, Inc., L+925, 1.00% LIBOR Floor, 12/28/2020(n)	3 Month LIBOR	Construction & Building	10,000	9,773	9,950
Navex Global, Inc., L+875, 1.00% LIBOR Floor, 11/18/2022(m)(n)	12 Month LIBOR	High Tech Industries	16,245	16,031	15,920
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023(n)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,136	12,065
Patterson Medical Supply, Inc., L+850, 1.00% LIBOR Floor, 8/28/2023(n)	2 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,378	13,095
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021(m)	3 Month LIBOR	Chemicals, Plastics & Rubber	3,469	3,478	3,396
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023(n)	1 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,729	14,737
PetVet Care Centers, LLC, L+850, 1.00% LIBOR Floor, 6/17/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,097	13,095
Pike Corp., L+850, 1.00% LIBOR Floor, 6/22/2022(n)	1 Month LIBOR	Energy: Electricity	12,500	12,354	12,562
Premiere Global Services, Inc., L+950, 1.00% LIBOR Floor, 6/6/2022	3 Month LIBOR	Telecommunications	3,000	2,882	2,895
PSC Industrial Holdings Corp., L+825, 1.00% LIBOR Floor, 12/5/2021(n)	3 Month LIBOR	Services: Business	10,000	9,842	9,450
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	4,500	4,479	4,399
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021(n)	3 Month LIBOR	Hotel, Gaming & Leisure	6,142	6,142	6,126
Sterling Midco Holdings, Inc., L+775, 1.00% LIBOR Floor, 6/19/2023(n)	3 Month LIBOR	Services: Business	10,462	10,432	10,226
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023(n)	3 Month LIBOR	Services: Business	10,000	9,869	9,400
Survey Sampling International, LLC, L+900, 1.00% LIBOR Floor, 12/16/2021(m)	3 Month LIBOR	Services: Business	15,000	14,763	14,700
Telecommunications Management, LLC, L+800, 1.00% LIBOR Floor, 10/30/2020(n)	3 Month LIBOR	Media: Broadcasting & Subscription	1,606	1,573	1,564
TexOak Petro Holdings LLC, 8.00%, 12/29/2019(q)	None	Energy: Oil & Gas	6,728	1,549	2,590
TMK Hawk Parent, Corp., L+750, 1.00% LIBOR Floor, 10/1/2022(n)	3 Month LIBOR	Beverage, Food & Tobacco	15,000	14,880	14,925
TouchTunes Interactive Networks, Inc., L+825, 1.00% LIBOR Floor, 5/29/2022	3 Month LIBOR	Hotel, Gaming & Leisure	6,000	5,943	5,925
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023(n)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,819	8,900
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022(n)	3 Month LIBOR	Automotive	16,000	15,881	15,680
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022(n)	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,544	12,054
Zywave Inc., L+900, 1.00% LIBOR Floor, 11/17/2023	3 Month LIBOR	High Tech Industries	5,000	4,926	4,925
Total Senior Secured Second Lien Debt				437,240	434,347
Collateralized Securities and Structured Products - Debt - 3.8%
Deutsche Bank AG Frankfurt CRAFT 2013-1A Class Credit Linked Note, L+925, 4/17/2020(h)	3 Month LIBOR	Diversified Financials	2,000	2,022	1,980
Deutsche Bank AG Frankfurt CRAFT 2013-1X Class Credit Linked Note, L+925, 4/17/2020(h)	3 Month LIBOR	Diversified Financials	610	616	604
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019(h)	3 Month LIBOR	Diversified Financials	5,400	5,400	5,292
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022(h)	3 Month LIBOR	Diversified Financials	15,500	15,500	14,880
Great Lakes CLO 2014-1, Ltd. Class E Notes, L+525, 4/15/2025(g)(h)	3 Month LIBOR	Diversified Financials	5,000	4,615	4,484
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025(g)(h)	3 Month LIBOR	Diversified Financials	2,000	1,879	1,799
JFIN CLO 2014, Ltd. Class E Notes, L+500, 4/20/2025(g)(h)	3 Month LIBOR	Diversified Financials	2,500	2,345	2,303
NXT Capital CLO 2014-1, LLC Class E Notes, L+550, 4/23/2026(g)(h)	3 Month LIBOR	Diversified Financials	7,500	7,094	6,772
Total Collateralized Securities and Structured Products - Debt				39,471	38,114
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(p)	Fair Value(c)
Collateralized Securities and Structured Products - Equity - 3.5%
Anchorage Capital CLO 2012-1, Ltd. Subordinated Notes, 4.57% Estimated Yield, 1/13/2025(h)	(f)	Diversified Financials	4,000	2,882	2,622
APIDOS CLO XVI Subordinated Notes, 3.28% Estimated Yield, 1/19/2025(h)	(f)	Diversified Financials	9,000	4,704	3,099
CENT CLO 19 Ltd. Subordinated Notes, 8.68% Estimated Yield, 10/29/2025(h)	(f)	Diversified Financials	2,000	1,330	1,182
Dryden XXIII Senior Loan Fund Subordinated Notes, 1.40% Estimated Yield, 7/17/2023(h)	(f)	Diversified Financials	9,250	4,726	4,135
Galaxy XV CLO Ltd. Class A Subordinated Notes, 8.72% Estimated Yield, 4/15/2025(h)	(f)	Diversified Financials	4,000	2,424	2,323
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, 8.80% Estimated Yield, 10/20/2025(h)	(f)	Diversified Financials	2,000	1,654	1,478
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan, 10.35% Estimated Yield, 2/2/2026(e)(h)	(f)	Diversified Financials	10,000	9,940	9,773
Ivy Hill Middle Market Credit Fund IX, Ltd. Subordinated Notes, 14.59% Estimated Yield, 10/18/2025(h)	(f)	Diversified Financials	8,146	6,106	6,239
Ivy Hill Middle Market Credit Fund X, Ltd. Subordinated Notes, 11.50% Estimated Yield, 7/24/2027(h)	(f)	Diversified Financials	4,760	3,947	3,797
Total Collateralized Securities and Structured Products - Equity				37,713	34,648
Unsecured Debt - 1.7%
American Tire Distributors, Inc., 10.25%, 3/1/2022	None	Automotive	5,000	4,871	4,794
Flex Acquisition Company, Inc., L+700, 1.00% LIBOR Floor, 12/29/2017	1 Month LIBOR	Containers, Packaging & Glass	3,833	3,814	3,845
Radio One, Inc., 9.25%, 2/15/2020	None	Media: Broadcasting & Subscription	9,000	8,605	8,212
Total Unsecured Debt				17,290	16,851
Equity - 0.5%
Mooregate ITC Acquisition, LLC, Class A Units(o)		High Tech Industries	500 Units	563	538
NS NWN Acquisition, LLC(o)		High Tech Industries	346 Units	393	337
NSG Co-Invest (Bermuda), LP(h)(o)		Consumer Goods: Durable	1,575 Units	1,000	1,000
Southcross Holdings GP, LLC, Units(o)		Energy: Oil & Gas	188 Units	—	—
Southcross Holdings LP, Class A-II Units(o)		Energy: Oil & Gas	188 Units	75	71
Speed Commerce Investment Part, LLC(o)		High Tech Industries	629 Units	2,640	3,000
Tenere Inc. Warrant(o)		Capital Equipment	N/A	161	161
TexOak Petro Holdings, LLC(o)		Energy: Oil & Gas	60,000 Units	—	—
Total Equity				4,832	5,107
Short Term Investments - 7.1%(k)
First American Treasury Obligations Fund, Class Z Shares, 0.39%(l)				70,498	70,498
Total Short Term Investments				70,498	70,498
TOTAL INVESTMENTS - 109.0%				$1,096,948	1,089,478
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.0%)					(89,715)
NET ASSETS - 100%					$999,763

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Counterparty	Instrument	Maturity Date	Notional Amount (d)	Cost(p)	Fair Value(c)
Derivative Asset - 0.0%
Credit Default Swap
JPMorgan Chase Bank, N.A.	Deutsche Bank AG Credit Default Swap	3/20/2017	€22,000	$229	$46
Derivative Liability - (1.5%)
Total Return Swap
Citibank, N.A.	See Note 7	2/18/2017	$407,847	N/A	$(15,402)

a.
All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note h. below. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio. Unless specifically identified in note q. below, investments do not contain a PIK interest provision.

b.
The 1, 2, 3 and 12 month LIBOR rates were 0.77%, 0.82%, 1.00% and 1.69%, respectively, as of December 31, 2016.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2016, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2016. The 3 month EURIBOR rate was (0.34%) as of December 31, 2016.

c.	Fair value determined in good faith by the Company’s board of directors (see Note 9) using significant unobservable inputs unless otherwise noted.

d.	Denominated in U.S. dollars unless otherwise noted.

e.
As discussed in Note 11, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,119, $711, $2,500, $1,111, $5,274 and $4,127 as of December 31, 2016 to ABG Intermediate Holdings 2 LLC, American Media, Inc., Elemica Holdings, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd., Ministry Brands, LLC and Studio Movie Grill Holdings, LLC, respectively. As of March 9, 2017, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,119, $415, $10,000, $2,500, $1,111 and $4,127 to ABG Intermediate Holdings 2 LLC, American Media, Inc., CF Entertainment Inc., Elemica Holdings, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd. and Studio Movie Grill Holdings, LLC, respectively.

f.
The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

g.
Great Lakes CLO 2014-1 Class E Notes, Ivy Hill Middle Market Credit Fund VII Class E Notes and NXT Capital CLO 2014-1 Class E Notes were rated Ba2 on Moody's credit scale as of December 31, 2016. JFIN CLO 2014 Class E Notes were rated BB on S&P's credit scale as of December 31, 2016.

h.
The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2016, 90.5% of the Company’s total assets represented qualifying assets. In addition, as described in Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 89.1% of the Company’s total assets represented qualifying assets as of December 31, 2016.

i.	Position or a portion thereof unsettled as of December 31, 2016.

j.
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in the syndication in exchange for lower payment priority.

k.	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

l.	7-day effective yield as of December 31, 2016.

m.	Investment or a portion thereof was pledged as collateral supporting the amounts outstanding, if any, under the revolving credit facility with East West Bank as of December 31, 2016 (see Note 8).

n.	Investment or a portion thereof held within 34th Street and was pledged as collateral supporting the amounts outstanding under the credit facility with JPM as of December 31, 2016 (see Note 8).

o.	Non-income producing security.

p.	Represents amortized cost for debt investments, cost for equity investments and premium paid for derivatives.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2016
(in thousands)

q.
For the year ended December 31, 2016, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

		Interest Rate			Interest Amount
Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
Elements Behavioral Health, Inc.	Senior Secured Second Lien Debt	—	13.00%	13.00%	$—	$700	$700
Petroflow Energy Corp.	Senior Secured First Lien Debt	3.00%	6.00%	9.00%	$14	$99	$113
Rimini Street, Inc.	Senior Secured First Lien Debt	12.00%	3.00%	15.00%	$1,286	$164	$1,450
Sequoia Healthcare Management, LLC	Senior Secured First Lien Debt	12.00%	4.00%	16.00%	$206	$68	$274
Smile Brands Group, Inc.(r)	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$187	$34	$221
Southcross Holdings Borrower LP(s)	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$2	$6	$8
Spinal USA, Inc. / Precision Medical Inc.	Senior Secured First Lien Debt	—	10.50%	10.50%	$—	$3	$3
TexOak Petro Holdings LLC	Senior Secured Second Lien Debt	—	8.00%	8.00%	$—	$181	$181

r.	Outstanding principal and accrued interest of the underlying loan was fully repaid on August 17, 2016.

s.	Prior to December 31, 2016, the underlying loan was assigned to the Company and removed from the TRS.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Note 1. Organization and Principal Business
CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The Company elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company’s portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly traded U.S. middle-market companies.
The Company is managed by CION Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. The Company and CIM previously engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser.  On November 1, 2016, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2016.
On July 11, 2017, the members of CIM entered into a third amended and restated limited liability company agreement, or the CIM LLC Agreement, with AIM for the purpose of creating a joint venture between AIM and CION Investment Group, LLC, or CIG. Under the CIM LLC Agreement, AIM was issued a newly-created class of membership interests in CIM pursuant to which AIM, among other things, will share in the profits, losses, distributions and expenses of CIM with the other members in accordance with the terms of the CIM LLC Agreement, which will ultimately result in CIG and AIM each owning a 50% economic interest in CIM.
On July 10, 2017, the Company’s independent directors unanimously approved the termination of the investment sub-advisory agreement with AIM, effective as of July 11, 2017. Although the investment sub-advisory agreement and AIM's engagement as the Company’s investment sub-adviser were terminated, AIM continues to perform identical services for CIM and the Company, including, without limitation, identifying investment opportunities for approval by CIM. AIM will not be paid a separate fee in exchange for such services, but will be entitled to receive distributions as a member of CIM as described above.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and pursuant to the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of December 31, 2016 and for the year then ended included in the Company’s Annual Report on Form 10-K. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year ending December 31, 2017. The consolidated balance sheet and the consolidated schedule of investments as of December 31, 2016 are derived from the 2016 audited consolidated financial statements and include the accounts of the Company’s wholly-owned subsidiaries.
The Company is considered an investment company as defined in Accounting Standards Update Topic 946, Financial Services - Investment Companies, or ASU 946. Accordingly, the required disclosures as outlined in ASU 946 are included in the Company’s consolidated financial statements.
The Company evaluates subsequent events through the date that the consolidated financial statements are issued.
Recently Announced Accounting Standards
In May 2014, the Financial Accounting Standards Board, or the FASB, issued ASU 2014-09, Revenue from Contracts with Customers, or ASU 2014-09, which establishes a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions and geographies. The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. As such, ASU 2014-09 could impact the timing of revenue recognition. ASU 2014-09 also requires improved disclosures to help users of financial statements better understand the nature, amount, timing and uncertainty of revenue that is recognized. ASU 2014-09 will apply to all entities. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, or ASU 2015-14, which amended the effective date of ASU 2014-09. ASU 2015-14 defers the effective date of ASU 2014-09 to interim reporting periods within annual reporting periods beginning after December 15, 2017 and early adoption is permitted, but not before the original effective date. The adoption of this guidance will not have a material impact on the Company’s consolidated financial statements.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force), or ASU 2016-15, which intends to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements and distributions from certain equity method investments. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The adoption of this guidance may impact the presentation of cash flows, but will not otherwise have a material impact on the Company's consolidated balance sheets or statements of operations.

In January 2017, the FASB issued ASU 2017-01, Business Combinations: Clarifying the Definition of a Business, or ASU 2017-01, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. ASU 2017-01 is expected to reduce the number of transactions that need to be further evaluated as businesses. ASU 2017-01 is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain types of transactions. The Company will apply this guidance to its assessment of applicable transactions consummated after the adoption date.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, including adoption during an interim period. If the Company early adopts the amendments during an interim period, any adjustments will be reflected as of the beginning of the fiscal year that includes such interim period.
Cash and Cash Equivalents
Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.
Foreign Currency Translations
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated to U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.
Short Term Investments
Short term investments include an investment in a U.S. Treasury obligations fund, which seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements that are collateralized by such securities. The Company had $140,810 and $70,498 of such investments at September 30, 2017 and December 31, 2016, respectively, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedules of investments.
Offering and Organizational Costs
Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statements in connection with the continuous public offerings of the Company’s shares. Certain initial offering costs that were funded by CIG on behalf of the Company were submitted by CIG for reimbursement upon meeting the minimum offering requirement on December 17, 2012. These costs were capitalized and amortized over a twelve month period as an adjustment to capital in excess of par value. All other offering costs are expensed as incurred by the Company.
Organizational costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organizational costs were funded by CIG and its affiliates and there was no liability for these organizational costs to the Company until CIG and its affiliates submitted such costs for reimbursement.
Income Taxes
The Company elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income”, which is generally equal to the sum of the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not be subject to corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98.0% of net ordinary income, 98.2% of capital gains, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Two of the Company’s wholly-owned consolidated subsidiaries, View ITC, LLC and View Rise, LLC, or collectively the Taxable Subsidiaries, have elected to be treated as taxable entities for U.S. federal income tax purposes. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense or benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense or benefit, if any, and related tax assets and liabilities, where material, are reflected in the Company’s consolidated financial statements. There were no deferred tax assets or liabilities as of September 30, 2017.
Book/tax differences relating to permanent differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP (see Note 5).
Uncertainty in Income Taxes
The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. The Company did not have any uncertain tax positions during the periods presented herein.
The Company is subject to examination by U.S. federal, New York State, New York City and Maryland income tax jurisdictions for 2013, 2014, 2015, and 2016.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may materially differ from those estimates.
Valuation of Portfolio Investments
The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Inputs used to measure these fair values are classified into the following hierarchy:

Level 1 -	Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2 -
Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 -
Unobservable inputs for the asset or liability. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The level in the fair value hierarchy for each fair value measurement has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the value that would be received upon an actual sale of such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The Company’s investments, excluding short term investments, consist primarily of debt securities that are traded on a private over-the-counter market for institutional investments. CIM attempts to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM utilizes mid-market pricing to determine fair value unless a different point within the range is more representative. Because of the private nature of this marketplace (meaning actual transactions are not publicly reported) and the non-binding nature of consensus pricing and/or quotes, the Company believes that these valuation inputs result in Level 3 classification within the fair value hierarchy.
Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by the Company and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.

Any investments that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects its fair value. With respect to such investments, if CIM is unable to obtain market quotations, the investments are reviewed and valued using one or more of the following types of analyses:

i.	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

ii.	Valuations implied by third-party investments in the applicable portfolio companies.

iii.	Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Company’s debt investments;

•	multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.
All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.
The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by the Company’s valuation committee consisting of senior management. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the Company’s valuation committee with final approval from the board of directors.
Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.
The Company periodically benchmarks the broker quotes from the brokers or dealers against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these quotes are reliable indicators of fair value. The Company may also use other methods to determine fair value for securities for which it cannot obtain market quotations through brokers or dealers, including the use of an independent valuation firm. The Company’s valuation committee and board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The value of the total return swap, or TRS, was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS were valued in the same manner as loans owned by the Company. As in all cases, the level in the fair value hierarchy for each instrument is determined based on the lowest level of inputs that are significant to the fair value measurement. The Company classified the TRS as Level 3 within the fair value hierarchy based on the lowest level of significant inputs. For additional information on the TRS, see Note 7.

Revenue Recognition
Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the trade settlement date or the ex-dividend date, respectively, to the extent that the Company expects to collect such amounts.  For investments in equity tranches of collateralized loan obligations, the Company records income based on the effective interest rate determined using the amortized cost and estimated cash flows, which is updated periodically. Loan origination fees, original issue discounts, and market discounts/premiums are recorded and such amounts are amortized as adjustments to interest income over the respective term of the loan using the effective interest method. The Company records prepayment premiums on loans and debt securities as interest income when it receives such amounts. In addition, the Company may generate revenue in the form of commitment, amendment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with investments are recognized when earned.
The Company may have investments in its investment portfolio that contain a PIK interest provision. PIK interest is accrued as interest income if the portfolio company valuation indicates that such PIK interest is collectible and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. Additional PIK securities typically have the same terms, including maturity dates and interest rates, as the original securities. In order to maintain RIC status, substantially all of this income must be paid out to shareholders in the form of distributions, even if the Company has not collected any cash. For additional information on investments that contain a PIK interest provision, see the consolidated schedules of investments as of September 30, 2017 and December 31, 2016.
Loans and debt securities, including those that are individually identified as being impaired under Accounting Standards Codification 310, Receivables, or ASC 310, are generally placed on non-accrual status immediately if, in the opinion of management, principal or interest is not likely to be paid in accordance with the terms of the debt agreement, or when principal or interest is past due 90 days or more. Interest accrued but not collected at the date a loan or security is placed on non-accrual status is reversed against interest income. Interest income is recognized on non-accrual loans or debt securities only to the extent received in cash. However, where there is doubt regarding the ultimate collectibility of principal, cash receipts, whether designated as principal or interest, are thereafter applied to reduce the carrying value of the loan or debt security. Loans or securities are restored to accrual status only when interest and principal payments are brought current and future payments are reasonably assured.
Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
Gains or losses on the sale of investments are calculated by using the weighted-average method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the weighted-average amortized cost of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Derivative Instrument
The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through current period earnings.
Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity and operational risks. For additional information on the Company's derivative instruments, see Note 7.
Capital Gains Incentive Fee
Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations is determined and payable in arrears as of the end of each calendar year. Such fee equals 20% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

CIM did not take any incentive fees with respect to the Company’s TRS. For purposes of computing the capital gains incentive fee, CIM became entitled to a capital gains incentive fee upon the termination of the TRS, at which point all gains and losses of the underlying loans constituting the reference assets of the TRS were realized. However, realized losses exceeded realized gains on the underlying loans, resulting in no capital gains incentive fees on the TRS. Any net unrealized gains on the TRS were reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee. Any net unrealized losses on the TRS were reflected in total liabilities on the Company’s consolidated balance sheets and excluded in the computation of the base management fee.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Net Increase in Net Assets per Share
Net increase in net assets per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.
Distributions
Distributions to shareholders are recorded as of the record date. The amount paid as a distribution is ratified by the board of directors on a quarterly basis. Net realized capital gains, if any, are distributed at least annually.
Note 3. Share Transactions
The Company’s initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. The Company’s follow-on continuous public offering commenced on January 25, 2016 and will continue until no later than January 25, 2019.
The following table summarizes transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2017 and 2016:

	Nine Months Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount
Gross shares/proceeds from the offering	4,718,559	$44,940	2,173,945	$21,017
Reinvestment of distributions	3,251,250	29,701	3,328,161	29,179
Total gross shares/proceeds	7,969,809	74,641	5,502,106	50,196
Sales commissions and dealer manager fees	—	(1,713)	—	(1,739)
Net shares/proceeds	7,969,809	72,928	5,502,106	48,457
Share repurchase program	(3,316,625)	(30,167)	(1,396,392)	(12,231)
Net shares/proceeds from share transactions	4,653,184	$42,761	4,105,714	$36,226
During the nine months ended September 30, 2017 and 2016, the Company sold 7,969,809 and 5,502,106 shares, respectively, at an average price per share of $9.37 and $9.12, respectively.
Since commencing its initial continuous public offering on July 2, 2012 and through September 30, 2017, the Company sold 114,440,741 shares of common stock for net proceeds of $1,162,041 at an average price per share of $10.15. The net proceeds include gross proceeds received from reinvested shareholder distributions of $114,174, for which the Company issued 12,532,914 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $55,581, for which the Company repurchased 6,143,717 shares of common stock.
During the period from October 1, 2017 to November 8, 2017, the Company sold 658,050 shares of common stock pursuant to its follow-on continuous public offering for gross proceeds of $6,302 at an average price per share of $9.58. The Company also received gross proceeds of $3,824 from reinvested shareholder distributions, for which the Company issued 417,698 shares of common stock, and paid $10,240 for shares of common stock tendered for repurchase, for which the Company repurchased 1,118,130 shares of common stock.
Since commencing its initial continuous public offering on July 2, 2012 and through November 8, 2017, the Company sold 114,398,359 shares of common stock for net proceeds of $1,161,927 at an average price per share of $10.16. The net proceeds include gross proceeds received from reinvested shareholder distributions of $117,998, for which the Company issued 12,950,612 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $65,821, for which the Company repurchased 7,261,847 shares of common stock.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

To ensure that the offering price per share, net of sales commissions and dealer manager fees, equaled or exceeded the net asset value per share on each subscription closing date and distribution reinvestment date, certain of the Company’s directors increased the offering price per share of common stock on certain dates. Due to a decline in the Company’s net asset value per share to an amount more than 2.5% below the Company’s then-current net offering price, certain of the Company’s directors decreased the offering price per share of common stock on certain dates.
The changes to our offering price per share since the commencement of our initial continuous public offering and the associated approval and effective dates of such changes were as follows:

Approval Date	Effective Date	New Offering Price Per Share
December 28, 2012	January 2, 2013	$10.04
January 31, 2013	February 1, 2013	$10.13
March 14, 2013	March 18, 2013	$10.19
May 15, 2013	May 16, 2013	$10.24
August 15, 2013	August 16, 2013	$10.32
February 4, 2014	February 5, 2014	$10.45
October 6, 2015	October 7, 2015	$10.20
November 24, 2015	November 25, 2015	$10.05
December 22, 2015	December 23, 2015	$9.95
March 8, 2016	March 9, 2016	$9.40
March 15, 2016	March 16, 2016	$9.45
March 22, 2016	March 23, 2016	$9.50
March 29, 2016	March 30, 2016	$9.55
April 5, 2016	April 6, 2016	$9.60
April 26, 2016	April 27, 2016	$9.65
May 3, 2016	May 4, 2016	$9.70
May 10, 2016	May 11, 2016	$9.75
May 31, 2016	June 1, 2016	$9.80
July 19, 2016	July 20, 2016	$9.85
July 26, 2016	July 27, 2016	$9.90
August 9, 2016	August 10, 2016	$9.95
August 23, 2016	August 24, 2016	$10.00
October 4, 2016	October 5, 2016	$10.05
October 11, 2016	October 12, 2016	$10.10
January 3, 2017	January 4, 2017	$9.57(1)
January 24, 2017	January 25, 2017	$9.60
March 7, 2017	March 8, 2017	$9.65
August 22, 2017	August 23, 2017	$9.70

(1)
On December 28, 2016, the Company entered into an amended and restated follow-on dealer manager agreement pursuant to which, among other things, the dealer manager fee was reduced to up to 2% and selling commissions were reduced to up to 3%. As a result, the Company adjusted its public offering price from $10.10 per share to $9.57 per share in order to maintain its net offering price of $9.09 per share (net of selling commissions and dealer manager fees).

Share Repurchase Program
Beginning in the first quarter of 2014, the Company began offering, and on a quarterly basis thereafter it intends to continue offering, to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.
The Company limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares pursuant to its fifth amended and restated distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limits the number of shares to be repurchased in any calendar year to 15% of the weighted average number of shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above. The Company currently offers to repurchase such shares at a price equal to the estimated net asset value per share on each date of repurchase.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

On November 2, 2015, the Company amended the terms of the quarterly share repurchase program, effective as of the Company’s quarterly repurchase offer for the fourth quarter of 2015, which commenced in November 2015 and was completed in January 2016. Under the amended share repurchase program, the Company offered to repurchase shares of common stock at a price per share of $8.96, which was (i) not less than the net asset value per share immediately prior to January 4, 2016 and (ii) not more than 2.5% greater than the net asset value per share as of such date.

On January 22, 2016, the Company further amended the terms of the quarterly share repurchase program, effective as of the Company’s quarterly repurchase offer for the first quarter of 2016, which commenced in February 2016 and was completed in April 2016. Under the further amended share repurchase program, the Company offered to repurchase shares of common stock at a price equal to 90% of the public offering price in effect on each date of repurchase.
On December 8, 2016, the Company further amended the terms of the quarterly share repurchase program, effective as of the Company's quarterly repurchase offer for the fourth quarter of 2016, which commenced in November 2016 and was completed in January 2017. Under the further amended share repurchase program, the Company will offer to repurchase shares of common stock at a price equal to the estimated net asset value per share determined on each date of repurchase.
Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company conducts quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.
The following table summarizes the share repurchases completed during the nine months ended September 30, 2017:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 31, 2017	January 4, 2017	814,223	100%	9.05	$7,370
June 30, 2017	April 5, 2017	1,137,234	100%	9.12	10,372
September 30, 2017	July 5, 2017	1,365,168	100%	9.10	12,425
Total		3,316,625			$30,167
Note 4. Transactions with Related Parties
For the three and nine months ended September 30, 2017 and 2016, fees and other expenses incurred by the Company related to CIM and its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2017	2016	2017	2016
CION Securities, LLC	Dealer manager	Dealer manager fees(1)	$290	$331	$782	$588
CIM	Investment adviser	Management fees(2)	7,820	5,187	21,724	14,311
ICON Capital, LLC	Administrative services provider	Administrative services expense(2)	433	425	1,204	1,151
CIG	Sponsor	Recoupment of expense support(2)	—	—	—	667
			$8,543	$5,943	$23,710	$16,717

(1)	Amounts charged directly to equity.

(2)	Amounts charged directly to operations.
On December 28, 2016, the Company entered into an amended and restated follow-on dealer manager agreement with CIM and CION Securities, LLC (formerly, ICON Securities, LLC), or CION Securities, in connection with the Company's follow-on continuous public offering. Under the amended and restated dealer manager agreement, the dealer manager fee was reduced from up to 3% to up to 2% of gross offering proceeds and selling commissions to the selling dealers were reduced from up to 7% to up to 3% of gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. Since commencing its initial continuous public offering on July 2, 2012 and through November 8, 2017, the Company paid or accrued sales commissions of $64,317 to the selling dealers and dealer manager fees of $31,878 to CION Securities.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The Company has entered into an investment advisory agreement with CIM. On November 1, 2017, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment advisory agreement for a period of twelve months commencing December 17, 2017.  Pursuant to the investment advisory agreement, CIM is paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance, as described below. The base management fee is payable quarterly in arrears and is calculated based on the two most recently completed calendar quarters. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is described in Note 2.
The Company accrues the capital gains incentive fee based on net realized gains and net unrealized appreciation; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and unrealized depreciation and no such fee is payable with respect to unrealized appreciation unless and until such appreciation is actually realized. For the three and nine months ended September 30, 2017, the Company had no liability for and did not record any capital gains incentive fees.
With respect to the TRS, CIM became entitled to receive a capital gains incentive fee upon the termination of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS were realized. See Note 2 for an additional discussion of CIM’s entitlement to receive payment of incentive fees and the Company’s accrual of the incentive fee on capital gains with respect to the TRS.

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, or ICON Capital, pursuant to which ICON Capital furnishes the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. On November 1, 2017, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement for a period of twelve months commencing December 17, 2017. ICON Capital is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement will be for the lower of ICON Capital’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes CIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering and organizational costs have been reimbursed. The Company’s payment of offering and organizational costs will not exceed 1.5% of the actual gross proceeds raised from the offerings (without giving effect to any potential expense support from CIG and its affiliates). If the Company sells the maximum number of shares at its latest public offering price of $9.70 per share, the Company estimates that it may incur up to approximately $29,894 of expenses. With respect to any reimbursements for offering and organizational costs, the Company will interpret the 1.5% limit based on actual gross proceeds raised at the time of such reimbursement.  In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization.
From inception through December 31, 2012, CIG and its affiliates incurred offering, organizational and other pre-effective costs of $2,012. Of these costs, $1,812 represented offering and organizational costs, all of which have been submitted to the Company for reimbursement. The Company paid $450 in October 2013, $550 in March 2014, $592 in May 2014 and $420 in March 2015.  No additional material offering, organizational or other pre-effective costs have been incurred by CIG or its affiliates subsequent to December 31, 2012.
Reinvestment of shareholder distributions and share repurchases are excluded from the gross proceeds from the Company’s offerings for purposes of determining the total amount of offering and organizational costs that can be paid by the Company. As of September 30, 2017, the Company raised gross offering proceeds of $1,103,448, of which it can pay up to $16,552 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through September 30, 2017, the Company paid $9,876 of such costs, leaving an additional $6,676 that can be paid. As of November 8, 2017, the Company raised gross offering proceeds of $1,109,750, of which it can pay up to $16,646 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through November 8, 2017, the Company paid $9,914 of such costs, leaving an additional $6,732 that can be paid.
On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with CIG, whereby CIG agreed to provide expense support to the Company in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. On December 13, 2013 and January 16, 2015, the Company and CIG amended the expense support and conditional reimbursement agreement to extend the termination date of such agreement from January 30, 2014 to January 30, 2015 and from January 30, 2015 to December 31, 2015, respectively. On December 16, 2015 and December 14, 2016, the Company further amended and restated the expense support and conditional reimbursement agreement for purposes of including AIM as a party to the agreement and extending the termination date from December 31, 2016 to December 31, 2017, respectively. Commencing with the quarter beginning January 1, 2016, CIG and AIM each agreed to provide expense support to the Company for 50% of its expenses as described above.
For the three and nine months ended September 30, 2017 and 2016, the Company did not receive any expense support from CIG or AIM.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse CIG for any amounts funded by CIG under such agreement (i) if expense support amounts funded by CIG exceed operating expenses incurred during any fiscal quarter, (ii) if the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders, and (iii) during any fiscal quarter occurring within three years of the date on which CIG funded such amount. Pursuant to the second amended and restated expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse CIG and AIM for any amounts funded by CIG and AIM under the same circumstances described above. The obligation to reimburse CIG and AIM for any expense support provided by CIG and AIM under such agreement is further conditioned by the following: (i) in the period in which reimbursement is sought, the ratio of operating expenses to average net assets, when considering the reimbursement, cannot exceed the ratio of operating expenses to average net assets, as defined, for the period when the expense support was provided; (ii) in the period when reimbursement is sought, the annualized distribution rate cannot fall below the annualized distribution rate for the period when the expense support was provided; and (iii) the expense support can only be reimbursed within three years from the date the expense support was provided.

Expense support, if any, will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. During the three months ended September 30, 2016, the Company did not record an obligation to repay expense support from CIG or AIM. During the nine months ended September 30, 2016, the Company recorded an obligation to repay expense support from CIG of $667. The Company did not record any obligation to repay expense support from CIG or AIM during the three or nine months ended September 30, 2017. During the three and nine months ended September 30, 2016, the Company repaid expense support to CIG of $548 and $1,147, respectively. The Company did not repay any expense support to CIG or AIM during the three or nine months ended September 30, 2017. The Company may or may not be requested to reimburse any future expense support provided by CIG or AIM.
The Company, AIM, or CIG may terminate the expense support and conditional reimbursement agreement at any time. CIG and AIM have indicated that they expect to continue such expense support until they believe that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM, the Company may be required to repay CIG and AIM all unreimbursed expense support funded by CIG and AIM within three years of the date of termination. The specific amount of expense support provided by CIG and AIM, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that CIG and AIM will support any portion of the Company’s expenses in future quarters.
As of September 30, 2017 and December 31, 2016, the total liability payable to CIM and its affiliates was $7,931 and $6,508, respectively, which primarily related to fees earned by CIM during the three months ended September 30, 2017 and December 31, 2016, respectively.
Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to the equipment funds in addition to the Company. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.
Indemnifications
The investment advisory agreement, the administration agreement and the dealer manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements.  The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.
Note 5. Distributions
From February 1, 2014 through July 17, 2017, the Company’s board of directors authorized and declared on a monthly basis a weekly distribution amount per share of common stock. On July 18, 2017, the Company's board of directors authorized and declared on a quarterly basis a weekly distribution amount per share of common stock. Effective September 28, 2017, the Company's board of directors delegated to the Company's executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the board of directors on a quarterly basis.
During the year ended December 31, 2016 and the nine months ended September 30, 2017, the Company’s board of directors declared distributions for 52 and 39 record dates, respectively. Declared distributions are paid monthly.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The following table presents cash distributions per share that were declared during the year ended December 31, 2016 and the nine months ended September 30, 2017:

	Distributions
Three Months Ended	Per Share	Amount
2016
March 31, 2016 (thirteen record dates)	$0.1829	$19,004
June 30, 2016 (thirteen record dates)	0.1829	19,167
September 30, 2016 (thirteen record dates)	0.1829	19,480
December 31, 2016 (thirteen record dates)	0.1829	19,808
Total distributions for the year ended December 31, 2016	$0.7316	$77,459

2017
March 31, 2017 (thirteen record dates)	$0.1829	$20,123
June 30, 2017 (thirteen record dates)	0.1829	20,371
September 30, 2017 (thirteen record dates)	0.1829	20,644
Total distributions for the nine months ended September 30, 2017	$0.5487	$61,138

On September 28, 2017, the Company’s co-chief executive officers declared regular weekly cash distributions of $0.014067 per share for October 2017 through December 2017. Each distribution will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
October 3, 2017	November 1, 2017	$0.014067
October 10, 2017	November 1, 2017	$0.014067
October 17, 2017	November 1, 2017	$0.014067
October 24, 2017	November 1, 2017	$0.014067
October 31, 2017	November 1, 2017	$0.014067
November 7, 2017	November 29, 2017	$0.014067
November 14, 2017	November 29, 2017	$0.014067
November 21, 2017	November 29, 2017	$0.014067
November 28, 2017	November 29, 2017	$0.014067
December 5, 2017	December 27, 2017	$0.014067
December 12, 2017	December 27, 2017	$0.014067
December 19, 2017	December 27, 2017	$0.014067
December 26, 2017	December 27, 2017	$0.014067

The Company has adopted an “opt in” distribution reinvestment plan for shareholders. As a result, if the Company makes a distribution, shareholders will receive distributions in cash unless they specifically “opt in” to the fifth amended and restated distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

On November 2, 2015, the Company further amended and restated its distribution reinvestment plan pursuant to the third amended and restated distribution reinvestment plan, or the Third Amended DRIP. The Third Amended DRIP was effective as of, and first applied to the reinvestment of cash distributions paid on or after, the closing of the Company’s initial continuous public offering on December 31, 2015. Under the Third Amended DRIP, cash distributions to participating shareholders were reinvested in additional shares of common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that was (i) not less than the net asset value per share determined in good faith by the board of directors or a committee thereof, in their sole discretion, immediately prior to the payment of the distribution, or the NAV Per Share, and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

On January 22, 2016, the Company further amended and restated its distribution reinvestment plan pursuant to the fourth amended and restated distribution reinvestment plan, or the Fourth Amended DRIP.  The Fourth Amended DRIP became effective as of, and first applied to the reinvestment of cash distributions paid on, March 30, 2016. Under the Fourth Amended DRIP, cash distributions to participating shareholders were reinvested in additional shares of common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance.
On December 8, 2016, the Company further amended and restated its distribution reinvestment plan pursuant to the fifth amended and restated distribution reinvestment plan, or the Fifth Amended DRIP. The Fifth Amended DRIP became effective as of, and first applied to the reinvestment of cash distributions paid on, February 1, 2017.  Under the Fifth Amended DRIP, cash distributions to participating shareholders will be reinvested in additional shares of common stock at a purchase price equal to the estimated net asset value per share of common stock as of the date of issuance.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The Company may fund its cash distributions to shareholders from any sources of funds available to the Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CIG and AIM, which is subject to recoupment. The Company has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of the Company’s distributions resulted from expense support from CIG, and future distributions may result from expense support from CIG and AIM, each of which is subject to repayment by the Company within three years. For the years ended December 31, 2015 and 2016, none of the Company's distributions resulted from expense support from CIG or AIM. The purpose of this arrangement is to avoid such distributions being characterized as a return of capital. Shareholders should understand that any such distributions are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or CIG and AIM continue to provide such expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. CIG and AIM have no obligation to provide expense support to the Company in future periods.

The following table reflects the sources of cash distributions on a GAAP basis that the Company has declared on its shares of common stock during the nine months ended September 30, 2017 and 2016:

	Nine Months Ended September 30,
	2017			2016
Source of Distribution	Per Share	Amount	Percentage	Per Share	Amount	Percentage
Net investment income	$0.4953	$55,191	90.3%	$0.3021	$31,744	55.1%
Net realized gain on total return swap
Net interest and other income from TRS portfolio	0.0329	3,661	6.0%	0.2131	22,386	38.8%
Net gain on TRS loan sales(1)	0.0205	2,286	3.7%	0.0232	2,443	4.2%
Net realized gain on investments and foreign currency	—	—	—	0.0103	1,078	1.9%
Total distributions	$0.5487	$61,138	100.0%	$0.5487	$57,651	100.0%

(1)
During the nine months ended September 30, 2017, the Company realized losses on TRS loans of $19,736 primarily due to the purchase of loans by Flatiron Funding II, LLC in connection with the TRS refinancing that were previously held in the TRS and are not currently deductible on a tax-basis. See Note 8 for an additional discussion regarding this purchase. During the nine months ended September 30, 2016, the Company realized losses on TRS loans of $1,030, which are not currently deductible on a tax-basis.

It is the Company's policy to comply with all requirements of the Code applicable to RICs and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Company intends not to be subject to corporate level federal income tax or federal excise taxes. Accordingly, no federal income tax provision was required.
Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. These book/tax differences, which could be material, are primarily due to differing treatments of income and gains on various investments held by the Company. Permanent book/tax differences result in reclassifications to capital in excess of par value, accumulated undistributed net investment income, accumulated undistributed realized gain on investments, and accumulated undistributed realized gain on total return swap. During 2016, permanent book/tax differences primarily due to the treatment of the TRS and non-deductible offering costs resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated realized gains and a net decrease to capital in excess of par value. These reclassifications had no effect on net assets.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. Except for long term capital gains of $906, all distributions for 2016 were characterized as ordinary income distributions for federal income tax purposes.
The tax components of accumulated earnings for the current year will be determined at year end. As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

December 31, 2016
Undistributed ordinary income	$3,847
Undistributed long term capital gains	924
Net unrealized depreciation on investments and total return swap	(26,398)
Total accumulated earnings	$(21,627)

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

As of September 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,788; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $47,854; the net unrealized depreciation was $24,066; and the aggregate cost of securities for Federal income tax purposes was $1,715,921.
As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,389; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,202; the net unrealized depreciation was $10,813; and the aggregate cost of securities for Federal income tax purposes was $1,100,291.
Note 6. Investments
The composition of the Company’s investment portfolio as of September 30, 2017 and December 31, 2016 at amortized cost and fair value was as follows:

	September 30, 2017			December 31, 2016
	Cost(1)	Fair Value	Percentage of Investment Portfolio	Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$1,069,271	$1,079,520	69.6%	$489,904	$489,913	48.1%
Senior secured second lien debt	404,788	402,459	26.0%	437,240	434,347	42.6%
Collateralized securities and structured products - debt	28,818	28,284	1.8%	39,471	38,114	3.7%
Collateralized securities and structured products - equity	31,537	29,588	1.9%	37,713	34,648	3.4%
Unsecured debt	7,333	7,331	0.5%	17,290	16,851	1.7%
Equity	5,857	3,863	0.2%	4,832	5,107	0.5%
Subtotal/total percentage	1,547,604	1,551,045	100.0%	1,026,450	1,018,980	100.0%
Short term investments(2)	140,810	140,810		70,498	70,498
Total investments	$1,688,414	$1,691,855		$1,096,948	$1,089,478

(1)	Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, for debt investments and cost for equity investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The following tables show the composition of the Company’s investment portfolio by industry classification and geographic dispersion, and the percentage, by fair value, of the total investment portfolio assets in such industries and geographies as of September 30, 2017 and December 31, 2016:

	September 30, 2017		December 31, 2016
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
High Tech Industries	$229,022	14.8%	$217,339	21.3%
Healthcare & Pharmaceuticals	222,843	14.4%	118,337	11.6%
Services: Business	209,615	13.5%	126,869	12.5%
Media: Diversified & Production	116,013	7.5%	23,100	2.3%
Chemicals, Plastics & Rubber	89,142	5.8%	27,253	2.7%
Telecommunications	72,967	4.7%	35,411	3.5%
Services: Consumer	64,137	4.1%	9,477	0.9%
Media: Advertising, Printing & Publishing	61,147	3.9%	54,354	5.3%
Consumer Goods: Durable	60,992	3.9%	1,000	0.1%
Diversified Financials	57,872	3.7%	72,762	7.1%
Beverage, Food & Tobacco	54,846	3.5%	53,658	5.3%
Capital Equipment	51,899	3.3%	51,155	5.0%
Hotel, Gaming & Leisure	45,990	3.0%	28,974	2.8%
Automotive	40,347	2.6%	39,192	3.9%
Retail	32,052	2.1%	18,852	1.9%
Aerospace & Defense	28,811	1.9%	21,780	2.1%
Banking, Finance, Insurance & Real Estate	27,296	1.8%	17,636	1.7%
Energy: Oil & Gas	25,904	1.7%	12,803	1.3%
Consumer Goods: Non-Durable	16,056	1.0%	8,611	0.8%
Construction & Building	16,048	1.0%	39,137	3.8%
Transportation: Cargo	9,844	0.6%	—	—
Media: Broadcasting & Subscription	6,450	0.4%	9,776	1.0%
Forest Products & Paper	5,598	0.4%	—	—
Metals & Mining	3,341	0.2%	11,349	1.1%
Environmental Industries	2,813	0.2%	2,595	0.3%
Energy: Electricity	—	—	13,715	1.3%
Containers, Packaging & Glass	—	—	3,845	0.4%
Subtotal/total percentage	1,551,045	100.0%	1,018,980	100.0%
Short term investments	140,810		70,498
Total investments	$1,691,855		$1,089,478

	September 30, 2017		December 31, 2016
Geographic Dispersion(1)	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
United States	$1,407,912	90.8%	$916,260	89.9%
Cayman Islands	31,519	2.0%	43,234	4.2%
Canada	30,747	2.0%	16,705	1.6%
Germany	20,488	1.3%	24,185	2.4%
Netherlands	18,171	1.2%	10,273	1.0%
Luxembourg	17,954	1.1%	—	—
Marshall Islands	9,844	0.6%	—	—
France	5,598	0.4%	—	—
Cyprus	5,124	0.3%	4,728	0.5%
United Kingdom	2,813	0.2%	2,595	0.3%
Bermuda	875	0.1%	1,000	0.1%
Subtotal/total percentage	1,551,045	100.0%	1,018,980	100.0%
Short term investments	140,810		70,498
Total investments	$1,691,855		$1,089,478

(1)	The geographic dispersion is determined by the portfolio company's country of domicile.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

As of September 30, 2017, investments on non-accrual status represented 0.9% of the Company's investment portfolio on a fair value basis. As of December 31, 2016, there were no investments on non-accrual status.

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company or issuer if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if the Company owned 5% or more of its voting securities.
The Company’s investment portfolio may contain senior secured investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or unfunded commitments, which may require the Company to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2017 and December 31, 2016, the Company’s unfunded commitments amounted to $75,833 and $25,096, respectively. As of November 9, 2017, the Company’s unfunded commitments amounted to $83,077. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company.  Refer to Note 11 for further details on the Company’s unfunded commitments.
Note 7. Derivative Instruments

In the normal course of business and subject to the requirements of the 1940 Act, the Company enters into derivative instruments as part of its investment strategy.

Credit Default Swap

On October 14, 2016, the Company entered into a credit default swap with JPMorgan Chase Bank N.A. with a base notional amount of €22,000, to purchase protection with respect to Deutsche Bank AG exposure. As of December 31, 2016, the fair value of the credit default swap was $46, which is presented as derivative asset on the consolidated balance sheet. The swap terminated on March 20, 2017.

Total Return Swap

On December 17, 2012, the Company, through its wholly-owned consolidated subsidiary, Flatiron Funding, LLC, or Flatiron, entered into a TRS with Citibank, N.A., or Citibank.  Flatiron and Citibank amended the TRS on several occasions, most recently on February 18, 2017 to extend the termination or call date from February 18, 2017 to April 18, 2017. Prior to the call date, the maximum aggregate market value of the portfolio of loans subject to the TRS (determined at the time each such loan became subject to the TRS) was $800,000 and the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS was a spread of 1.40% per year over the floating rate index specified for each such loan, which would not be less than zero.  On April 18, 2017, the TRS expired in accordance with its terms. The agreements between Flatiron and Citibank, which collectively established the TRS, are referred to herein as the TRS Agreement.

The value of the TRS was based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS were valued in the same manner as loans owned by the Company.  As of December 31, 2016, the fair value of the TRS was ($15,402). The fair value of the TRS was reflected as unrealized depreciation on total return swap on the Company’s consolidated balance sheets. The change in value of the TRS was reflected in the Company’s consolidated statements of operations as net change in unrealized depreciation on total return swap. As of December 31, 2016, Flatiron had selected 51 underlying loans with a total notional amount of $407,847 and posted $143,335 in cash collateral held by Citibank (of which only $131,073 was required to be posted). As of September 30, 2017, Flatiron had posted $3,620 in cash collateral held by Citibank, which is reflected in due from counterparty on the Company`s consolidated balance sheets.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Receivable on total return swap is composed of any amounts due from Citibank that consist of earned but not yet collected net interest and fees and net gains on sales and principal repayments of the underlying loans of the TRS. As of December 31, 2016, the receivable on total return swap consisted of the following:

December 31, 2016
Interest and other income from TRS portfolio	$5,620
Interest and other expense from TRS portfolio	(1,928)
Net gain on TRS loan sales	495
Receivable on total return swap	$4,187

Realized gains and losses on the TRS are composed of any gains or losses on loans underlying the TRS as well as net interest and fees earned during the period. For the three and nine months ended September 30, 2017 and 2016, net realized gain (loss) on the TRS consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Interest and other income from TRS portfolio	$67	$9,426	$6,610	$32,693
Interest and other expense from TRS portfolio	—	(3,265)	(2,949)	(10,307)
Net gain (loss) on TRS loan sales	—	2,027	(17,450)	1,413
Net realized gain (loss)(1)	$67	$8,188	$(13,789)	$23,799

(1)	Net realized gain (loss) is reflected in net realized gain (loss) on total return swap on the Company's consolidated statements of operations.
On March 29, 2017, Flatiron Funding II, LLC, or Flatiron Funding II, a newly-formed, wholly-owned, consolidated, special purpose financing subsidiary of the Company, purchased certain loans underlying the TRS with a notional value of $363,860 in connection with the TRS refinancing. See Note 8 for additional information on Flatiron Funding II.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2016:

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Debt
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022	Various	Retail	$14,564	$13,653	$(911)
Access CIG, LLC, L+500, 1.00% LIBOR Floor, 10/18/2021	3 Month LIBOR	Services: Business	6,751	6,798	47
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,679	7,328	(351)
Alvogen Pharma US, Inc., L+500, 1.00% LIBOR Floor, 4/1/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	9,430	9,150	(280)
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	12,158	12,219	61
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020	3 Month LIBOR	Energy: Oil & Gas	4,254	2,370	(1,884)
American Residential Services, LLC, L+450, 1.00% LIBOR Floor, 6/30/2021	3 Month LIBOR	Construction & Building	14,067	14,269	202
Aquilex, LLC, L+400, 1.00% LIBOR Floor, 12/31/2020	3 Month LIBOR	Chemicals, Plastics & Rubber	1,810	1,778	(32)
Avaya Inc., L+525, 1.00% LIBOR Floor, 5/29/2020	3 Month LIBOR	Telecommunications	14,542	12,798	(1,744)
Azure Midstream Energy, LLC, L+650, 1.00% LIBOR Floor, 11/15/2018	1 Month LIBOR	Energy: Oil & Gas	2,375	2,200	(175)
Caraustar Industries, Inc., L+675, 1.25% LIBOR Floor, 5/1/2019	3 Month LIBOR	Forest Products & Paper	11,954	12,521	567
Central Security Group, Inc., L+563, 1.00% LIBOR Floor, 10/6/2020	1 Month LIBOR	Services: Consumer	12,915	13,058	143
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/24/2019	3 Month LIBOR	Retail	7,723	4,314	(3,409)
CSP Technologies North America, LLC, L+600, 1.00% LIBOR Floor, 1/29/2022	3 Month LIBOR	Chemicals, Plastics & Rubber	13,385	13,590	205
CT Technologies Intermediate Holdings, Inc., L+425, 1.00% LIBOR Floor, 12/1/2021	1 Month LIBOR	Healthcare & Pharmaceuticals	14,681	14,160	(521)
David's Bridal, Inc., L+400, 1.25% LIBOR Floor, 10/11/2019	3 Month LIBOR	Retail	3,339	3,095	(244)
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022(d)	3 Month LIBOR	Services: Business	12,874	12,094	(780)
EIG Investors Corp., L+548, 1.00% LIBOR Floor, 11/9/2019(d)	3 Month LIBOR	Services: Business	1,773	1,772	(1)
Emmis Operating Company, L+600, 1.00% LIBOR Floor, 6/10/2021	3 Month LIBOR	Media: Broadcasting & Subscription	7,508	7,075	(433)
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021(d)	6 Month LIBOR	High Tech Industries	7,174	6,821	(353)
Global Cash Access, Inc., L+525, 1.00% LIBOR Floor, 12/18/2020	2 Month LIBOR	Hotel, Gaming & Leisure	10,483	10,406	(77)
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	4,829	4,520	(309)
IMG Worldwide Holdings, LLC, L+425, 1.00% LIBOR Floor, 5/6/2021	3 Month LIBOR	Media: Diversified & Production	7,111	7,277	166
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020	1 Month LIBOR	Services: Business	5,882	5,409	(473)
Murray Energy Corp., L+725, 1.00% LIBOR Floor, 4/16/2020	3 Month LIBOR	Metals & Mining	3,588	3,528	(60)
Navex Global, Inc, L+475, 1.00% LIBOR Floor, 11/19/2021	6 Month LIBOR	High Tech Industries	13,597	13,617	20
Nielsen & Bainbridge, LLC, L+500, 1.00% LIBOR Floor, 8/15/2020	6 Month LIBOR	Consumer Goods: Durable	15,843	15,942	99
Oasis Outsourcing Holdings, Inc., L+475, 1.00% LIBOR Floor, 12/26/2021	1 Month LIBOR	Services: Business	9,319	9,472	153
Onex TSG Holdings II Corp., L+400, 1.00% LIBOR Floor, 7/29/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	3,408	3,441	33
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	10,236	9,802	(434)
Pelican Products, Inc., L+425, 1.00% LIBOR Floor, 4/10/2020	3 Month LIBOR	Chemicals, Plastics & Rubber	2,493	2,503	10
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(d)	3 Month LIBOR	Aerospace & Defense	6,337	5,564	(773)
PSC Industrial Holdings Corp., L+475, 1.00% LIBOR Floor, 12/5/2020	3 Month LIBOR	Services: Business	4,851	4,741	(110)
Scientific Games International, Inc., L+500, 1.00% LIBOR Floor, 10/1/2021(d)	Various	Hotel, Gaming & Leisure	10,400	10,665	265
SESAC Holdco II LLC, L+425, 1.00% LIBOR Floor, 2/7/2019	1 Month LIBOR	Media: Broadcasting & Subscription	2,935	2,938	3
SG Acquisition, Inc., L+525, 1.00% LIBOR Floor, 8/19/2021	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	11,414	11,547	133
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019	3 Month LIBOR	Services: Business	7,746	7,866	120
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022	3 Month LIBOR	Services: Business	3,845	3,840	(5)
Survey Sampling International, LLC, L+500, 1.00% LIBOR Floor, 12/16/2020	3 Month LIBOR	Services: Business	7,781	7,899	118
TIBCO Software Inc., L+550, 1.00% LIBOR Floor, 12/4/2020	1 Month LIBOR	High Tech Industries	16,827	17,319	492
Travel Leaders Group, LLC, L+600, 1.00% LIBOR Floor, 12/7/2020	1 Month LIBOR	Services: Consumer	5,169	5,176	7
Vince, LLC, L+500, 1.00% LIBOR Floor, 11/27/2019(d)	3 Month LIBOR	Retail	1,124	1,093	(31)
Western Dental Services, Inc., L+650, 1.00% LIBOR Floor, 11/1/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	5,573	5,566	(7)
Total Senior Secured First Lien Debt			351,747	341,194	(10,553)

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured Second Lien Debt
Asurion, LLC, L+750, 1.00% LIBOR Floor, 3/3/2021	1 Month LIBOR	Services: Consumer	7,772	8,044	272
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022(d)	6 Month LIBOR	High Tech Industries	9,798	7,594	(2,204)
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022	3 Month LIBOR	Retail	3,940	4,010	70
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022	3 Month LIBOR	Services: Business	6,965	6,842	(123)
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019	3 Month LIBOR	Healthcare & Pharmaceuticals	13,600	11,318	(2,282)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics & Rubber	8,050	7,830	(220)
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022	1 Month LIBOR	Retail	4,973	4,636	(337)
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	1,002	977	(25)
Total Senior Secured Second Lien Debt			56,100	51,251	(4,849)
Total			$407,847	$392,445	$(15,402)

(a)
All of the underlying loans subject to the TRS were issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (d) below. The Company did not control and was not an affiliate of any of the companies that were issuers of the underlying loans subject to the TRS.

(b)
The 1, 2, 3, and 6 month LIBOR rates were 0.77%, 0.82%, 1.00% and 1.32%, respectively, as of December 31, 2016. The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2016, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2016.

(c)	Fair value determined in good faith by the Company’s board of directors (see Note 9) using significant unobservable inputs unless otherwise noted.

(d)
All or a portion of the underlying loan subject to the TRS was not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2016, 90.5% of the Company’s total assets represented qualifying assets. In addition, as described in this Note 7, the Company calculated its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the TRS as either a qualifying asset or non-qualifying asset based on whether the obligor was an eligible portfolio company. On this basis, 89.1% of the Company’s total assets represented qualifying assets as of December 31, 2016.

(e)
For the year ended December 31, 2016, the following underlying loans subject to the TRS contained a PIK interest provision whereby the issuer had either the option or the obligation to make interest payments with the issuance of additional securities:

		Interest Rate			Interest Amount
Issuer of Underlying Loan	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
Smile Brands Group, Inc.(f)	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$233	$41	$274
Southcross Holdings Borrower LP(g)	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$1	$1	$2

(f)	Outstanding principal and accrued interest of the underlying loan was fully repaid on August 17, 2016.

(g)	Prior to December 31, 2016, the underlying loan was assigned to the Company and removed from the TRS.
Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of September 30, 2017:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Credit Facility	Revolving Credit Facility	L+2.00%	$281,698	$43,302	March 29, 2019
JPM Credit Facility	Term Loan Credit Facility	L+3.50%	224,423	577	August 23, 2020
UBS Facility	Repurchase Agreement	L+3.50%	125,000	—	May 19, 2020

Citibank Credit Facility

On March 29, 2017, Flatiron Funding II entered into a senior secured credit facility with Citibank. The senior secured credit facility with Citibank, or the Citibank Credit Facility, provides for a revolving credit facility in an aggregate principal amount of $325,000, subject to compliance with a borrowing base. On March 29, 2017 and September 26, 2017, Flatiron Funding II drew down $231,698 and $50,000 of borrowings under the Citibank Credit Facility, respectively.

On July 11, 2017, Flatiron Funding II amended the Citibank Credit Facility, or the Amended Citibank Credit Facility, with Citibank to make certain immaterial administrative amendments as a result of the termination of AIM as the Company's investment sub-adviser as discussed in Note 1.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Advances under the Amended Citibank Credit Facility bear interest at a floating rate equal to (1) the higher of (a) the Citibank prime rate, (b) the federal funds rate plus 1.5% or (c) the three-month LIBOR plus 1.0%, plus (2) a spread of (a) 2% per year during the period from and including March 29, 2017 and the earlier of March 29, 2019 and the date the Amended Citibank Credit Facility matures, or (b) 3% per year during the period from the date the Amended Citibank Credit Facility matures until all obligations under the Amended Citibank Credit Facility have been paid in full. Interest is payable quarterly in arrears. All advances under the Amended Citibank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than March 30, 2020. Flatiron Funding II may prepay advances pursuant to the terms and conditions of the credit and security agreement, subject to a 0.75% or 0.50% premium if the amount of the Amended Citibank Credit Facility is reduced or terminated on or prior to March 29, 2018 or March 29, 2019, respectively. In addition, Flatiron Funding II will be subject to a non-usage fee of 0.75% per year (subject to an increase to 2% in certain circumstances) on the amount, if any, of the aggregate principal amount available under the Amended Citibank Credit Facility that has not been borrowed. The non-usage fees, if any, are payable quarterly in arrears. Flatiron Funding II incurred certain customary costs and expenses in connection with obtaining the Citibank Credit Facility.

The Company incurred debt issuance costs of $1,945 in connection with obtaining the Citibank Credit Facility, which were recorded as a direct reduction to the outstanding balance of the Amended Citibank Credit Facility, which is included in the Company’s consolidated balance sheet as of September 30, 2017 and will amortize to interest expense over the term of the Amended Citibank Credit Facility. At September 30, 2017, the unamortized portion of the debt issuance costs was $1,615.

Flatiron Funding II purchased loans and other corporate debt securities with a fair value of $354,967 on the closing date pursuant to master participation and assignment agreements between Flatiron Funding II and each of 15th Street Loan Funding LLC and 15th Street Loan Funding 2 LLC, each a special purpose subsidiary of Citibank. 15th Street Loan Funding LLC and 15th Street Loan Funding 2 LLC held loans and other corporate debt securities in connection with the TRS Agreement between Citibank and Flatiron. Flatiron Funding II’s obligations to Citibank under the Amended Citibank Credit Facility are secured by a first priority security interest in all of the assets of Flatiron Funding II. The obligations of Flatiron Funding II under the Amended Citibank Credit Facility are non-recourse to the Company, and the Company’s exposure under the Amended Citibank Credit Facility is limited to the value of the Company’s investment in Flatiron Funding II.

In connection with the Amended Citibank Credit Facility, Flatiron Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. From the inception of the Citibank Credit Facility on March 29, 2017 to September 30, 2017, Flatiron Funding II was in compliance with all covenants and reporting requirements.

For the three months ended September 30, 2017 and the period from March 29, 2017 through September 30, 2017, the components of interest expense, average borrowings, and weighted average interest rate for the Amended Citibank Credit Facility were as follows:

	Three Months Ended September 30, 2017	Period from March 29, 2017 to September 30, 2017
Stated interest expense	$1,953	$3,860
Non-usage fee	173	356
Amortization of deferred financing costs	174	330
Total interest expense	$2,300	$4,546
Weighted average interest rate(1)	3.54%	3.50%
Average borrowings	$234,416	$233,042

(1)	Includes the stated interest expense and non-usage fee on the unused portion of the Amended Citibank Credit Facility and is annualized for periods covering less than one year.

JPM Credit Facility

On August 26, 2016, 34th Street Funding, LLC, or 34th Street, a newly-formed, wholly-owned, consolidated, special purpose financing subsidiary of the Company, entered into a senior secured credit facility with JPMorgan Chase Bank, National Association, or JPM. The senior secured credit facility with JPM, or the JPM Credit Facility, provided for borrowings in an aggregate principal amount of $150,000, of which $25,000 may be funded as a revolving credit facility, subject to conditions described in the JPM Credit Facility. On August 26, 2016, 34th Street drew down $57,000 of borrowings under the JPM Credit Facility.

On September 30, 2016 and July 11, 2017, 34th Street amended and restated the JPM Credit Facility, or the Amended JPM Credit Facility, with JPM. Under the Amended JPM Credit Facility entered into on September 30, 2016, the aggregate principal amount available for borrowings was increased from $150,000 to $225,000, of which $25,000 may be funded as a revolving credit facility, subject to conditions described in the Amended JPM Credit Facility. On September 30, 2016, 34th Street drew down $167,423 of additional borrowings under the Amended JPM Credit Facility, a portion of which was used to purchase the portfolio of loans from Credit Suisse Park View BDC, Inc. Under the Amended JPM Credit Facility entered into on July 11, 2017, certain immaterial administrative amendments were made as a result of the termination of AIM as the Company's investment sub-adviser as discussed in Note 1. No other material terms of the JPM Credit Facility were revised in connection with the Amended JPM Credit Facility.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Advances under the Amended JPM Credit Facility bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.50% per year. Interest is payable quarterly in arrears. All advances under the Amended JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than August 23, 2020. 34th Street may prepay advances pursuant to the terms and conditions of the Amended JPM Credit Facility, subject to a 1% premium in certain circumstances. In addition, 34th Street will be subject to a non-usage fee of 0.5% and 1.0% per year on the amount, if any, of the aggregate principal amount available under the Amended JPM Credit Facility that has not been borrowed during the period from the closing date and ending on, but excluding, May 23, 2017, or the Ramp-Up Period, and from the termination of the Ramp-Up Period and ending on, but excluding, August 23, 2019, respectively. The non-usage fees, if any, are payable quarterly in arrears.

The Company contributed loans and other corporate debt securities to 34th Street in exchange for 100% of the membership interests of 34th Street, and may contribute additional loans and other corporate debt securities to 34th Street in the future. 34th Street’s obligations to JPM under the Amended JPM Credit Facility are secured by a first priority security interest in all of the assets of 34th Street. The obligations of 34th Street under the Amended JPM Credit Facility are non-recourse to the Company, and the Company’s exposure under the Amended JPM Credit Facility is limited to the value of the Company’s investment in 34th Street.

In connection with the Amended JPM Credit Facility, 34th Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of and for the nine months ended September 30, 2017, 34th Street was in compliance with all covenants and reporting requirements.

The Company incurred debt issuance costs of $3,515 in connection with obtaining and amending the JPM Credit Facility, which were recorded as a direct reduction to the outstanding balance of the Amended JPM Credit Facility, which is included in the Company’s consolidated balance sheets and will amortize to interest expense over the term of the Amended JPM Credit Facility. At September 30, 2017, the unamortized portion of the debt issuance costs was $2,554.

For the three and nine months ended September 30, 2017, the components of interest expense, average borrowings, and weighted average interest rate for the Amended JPM Credit Facility were as follows:

	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Stated interest expense	$2,770	$7,978
Amortization of deferred financing costs	222	660
Non-usage fee	1	3
Total interest expense	$2,993	$8,641
Weighted average interest rate(1)	4.74%	4.61%
Average borrowings	$224,423	$224,423

(1)	Includes the stated interest expense and non-usage fee on the unused portion of the Amended JPM Credit Facility and is annualized for periods covering less than one year.

UBS Facility

On May 19, 2017, the Company, through two newly-formed, wholly-owned, special-purpose financing subsidiaries, entered into a financing arrangement with UBS AG, London Branch, or UBS, pursuant to which up to $125,000 will be made available to the Company.

Pursuant to the financing arrangement, assets in the Company's portfolio may be contributed from time to time to Murray Hill Funding II, LLC, or Murray Hill Funding II, through Murray Hill Funding, LLC, or Murray Hill Funding, each a newly-formed, wholly-owned, special-purpose financing subsidiary of the Company. On May 19, 2017, the Company contributed assets to Murray Hill Funding II. The assets held by Murray Hill Funding II secure the obligations of Murray Hill Funding II under Class A Notes, or the Notes, issued by Murray Hill Funding II. Pursuant to an Indenture, dated May 19, 2017, between Murray Hill Funding II and U.S. Bank National Association, or U.S. Bank, as trustee, or the Indenture, the aggregate principal amount of Notes that may be issued by Murray Hill Funding II from time to time is $192,308. Murray Hill Funding purchased the Notes issued by Murray Hill Funding II at a purchase price equal to their par value. Murray Hill Funding makes capital contributions to Murray Hill Funding II to, among other things, maintain the value of the portfolio of assets held by Murray Hill Funding II.

Principal on the Notes will be due and payable on the stated maturity date of May 19, 2027. Pursuant to the Indenture, Murray Hill Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including, without limitation: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes and such failure is not cured within three business days; (b) the failure to disburse amounts in accordance with the priority of payments and such failure is not cured within three business days; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Murray Hill Funding II or Murray Hill Funding.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Murray Hill Funding, in turn, has entered into a repurchase transaction with UBS, pursuant to the terms of a Global Master Repurchase Agreement and the related Annex and Master Confirmation thereto, each dated May 19, 2017, or collectively, the UBS Facility. Pursuant to the UBS Facility, on May 19, 2017 and June 19, 2017, UBS purchased Notes held by Murray Hill Funding for an aggregate purchase price equal to 65% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the UBS Facility is $192,308. Accordingly, the aggregate maximum amount payable to Murray Hill Funding under the UBS Facility will not exceed $125,000. Murray Hill Funding will repurchase the Notes sold to UBS under the UBS Facility by no later than May 19, 2020. The repurchase price paid by Murray Hill Funding to UBS will be equal to the purchase price paid by UBS for the repurchased Notes (giving effect to any reductions resulting from voluntary partial prepayment(s)). If the UBS Facility is accelerated prior to May 19, 2020 due to an event of default or a mandatory or voluntary full payment by Murray Hill Funding, then Murray Hill Funding must pay to UBS a fee equal to the present value of the spread portion of the financing fees that would have been payable to UBS from the date of acceleration through May 19, 2020 had the acceleration not occurred. The financing fee under the UBS Facility is equal to the three-month LIBOR plus a spread of up to 3.50% per year for the relevant period.

UBS may require Murray Hill Funding to post cash collateral if, without limitation, the sum of the market value of the portfolio of assets and the cash and eligible investments held by Murray Hill Funding II, together with any posted cash collateral, is less than the required margin amount under the UBS Facility; provided, however, that Murray Hill Funding will not be required to post cash collateral with UBS until such market value has declined at least 10% from the initial market value of the portfolio assets.

The Company has no contractual obligation to post any such cash collateral or to make any payments to UBS on behalf of Murray Hill Funding. The Company may, but is not obligated to, increase its investment in Murray Hill Funding for the purpose of funding any cash collateral or payment obligations for which Murray Hill Funding becomes obligated in connection with the UBS Facility. The Company’s exposure under the UBS Facility is limited to the value of the Company’s investment in Murray Hill Funding.

Pursuant to the UBS Facility, Murray Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The UBS Facility contains events of default customary for similar financing transactions, including, without limitation: (a) failure to transfer the Notes to UBS on the applicable purchase date or repurchase the Notes from UBS on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Murray Hill Funding; and (e) the admission by Murray Hill Funding of its inability to, or its intention not to, perform any of its obligations under the UBS Facility.

Murray Hill Funding paid an upfront fee and incurred certain other customary costs and expenses totaling $1,786 in connection with obtaining the UBS Facility, which were recorded as a direct reduction to the outstanding balance of the UBS Facility, which is included in the Company’s consolidated balance sheets and will amortize to interest expense over the term of the UBS Facility. At September 30, 2017, the unamortized portion of the upfront fee and other expenses was $1,567.

As of September 30, 2017, Notes in the aggregate principal amount of $192,308 had been purchased by Murray Hill Funding from Murray Hill Funding II and subsequently sold to UBS under the UBS Facility for aggregate proceeds of $125,000. The carrying amount outstanding under the UBS Facility approximates its fair value. The Company funded each purchase of Notes by Murray Hill Funding through a capital contribution to Murray Hill Funding. As of September 30, 2017, the amount due at maturity under the UBS Facility was $125,000. The Notes issued by Murray Hill Funding II and purchased by Murray Hill Funding eliminate in consolidation on the Company’s consolidated financial statements.

As of September 30, 2017, the fair value of assets held by Murray Hill Funding II was $248,916.

For the period from May 19, 2017 through September 30, 2017, the components of interest expense, average borrowings, and weighted average interest rate for the UBS Facility were as follows:

	Three Months Ended September 30, 2017	Period from May 19, 2017 to September 30, 2017
Stated interest expense	$1,480	$2,009
Amortization of deferred financing costs	147	219
Total interest expense	$1,627	$2,228
Weighted average interest rate(1)	4.74%	4.72%
Average borrowings	$125,000	$113,519

(1)	Includes the stated interest expense and non-usage fee, if any, on the unused portion of the UBS Facility and is annualized for periods covering less than one year.
East West Bank Credit Facility
On April 30, 2015, the Company entered into a revolving credit facility, or the EWB Credit Facility, with East West Bank, or EWB. The EWB Credit Facility provided for borrowings in an aggregate principal amount of up to $40,000, subject to certain conditions, and the Company was required to maintain $2,000 in a demand deposit account with EWB at all times. On April 27, 2017, the EWB Credit Facility expired in accordance with its terms. Through the expiration date, the Company was in compliance with all covenants and reporting requirements under the EWB Credit Facility.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

For the three and nine months ended September 30, 2017 and 2016, the components of interest expense, average borrowings, and weighted average interest rate for the EWB Credit Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Non-usage fee	$—	$46	$65	$147
Amortization of deferred financing costs	—	51	63	177
Stated interest expense	—	44	—	44
Total interest expense	$—	$141	$128	$368
Weighted average interest rate(1)	—	8.62%	—	18.25%
Average borrowings	$—	$4,109	$—	$1,380
(1) Includes the stated interest expense and non-usage fee on the unused portion of the EWB Credit Facility.
Note 9. Fair Value of Financial Instruments

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of September 30, 2017 and December 31, 2016, according to the fair value hierarchy:

	September 30, 2017				December 31, 2016
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Senior secured first lien debt	$—	$—	$1,079,520	$1,079,520	$—	$—	$489,913	$489,913
Senior secured second lien debt	—	—	402,459	402,459	—	—	434,347	434,347
Collateralized securities and structured products - debt	—	—	28,284	28,284	—	—	38,114	38,114
Collateralized securities and structured products - equity	—	—	29,588	29,588	—	—	34,648	34,648
Unsecured debt	—	—	7,331	7,331	—	—	16,851	16,851
Equity	—	—	3,863	3,863	—	—	5,107	5,107
Short term investments	140,810	—	—	140,810	70,498	—	—	70,498
Total Investments	$140,810	$—	$1,551,045	$1,691,855	$70,498	$—	$1,018,980	$1,089,478
Total return swap	$—	$—	$—	$—	$—	$—	$(15,402)	$(15,402)
Credit default swap	—	—	—	—	—	46	—	46
Total Derivatives	$—	$—	$—	$—	$—	$46	$(15,402)	$(15,356)
Total Investments and Derivatives	$140,810	$—	$1,551,045	$1,691,855	$70,498	$46	$1,003,578	$1,074,122

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30, 2017
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, June 30, 2017	$1,062,513	$413,690	$29,113	$30,190	$—	$3,554	$—	$1,539,060
Investments purchased	215,514	61,505	—	—	7,331	853	—	285,203
Net realized (loss) gain	(5,600)	2,805	(5)	—	—	—	67	(2,733)
Net change in unrealized appreciation (depreciation)	5,400	(3,079)	253	(328)	(2)	(544)	—	1,700
Accretion of discount	1,825	690	13	—	2	—	—	2,530
Sales and principal repayments	(200,132)	(73,152)	(1,090)	(274)	—	—	(67)	(274,715)
Ending balance, September 30, 2017	$1,079,520	$402,459	$28,284	$29,588	$7,331	$3,863	$—	$1,551,045
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2017(1)	$1,205	$(1,434)	$253	$(328)	$(2)	$(544)	$—	$(850)

(1)
Included in net change in unrealized appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

	Nine Months Ended September 30, 2017
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, December 31, 2016	$489,913	$434,347	$38,114	$34,648	$16,851	$5,107	$(15,402)	$1,003,578
Investments purchased	951,502	179,814	—	—	8,420	1,025	—	1,140,761
Net realized (loss) gain	(8,883)	4,256	2	(451)	163	—	(13,789)	(18,702)
Net change in unrealized appreciation (depreciation)	10,240	564	823	1,116	437	(2,269)	15,402	26,313
Accretion of discount	4,768	1,940	60	—	31	—	—	6,799
Sales and principal repayments	(368,020)	(218,462)	(10,715)	(5,725)	(18,571)	—	13,789	(607,704)
Ending balance, September 30, 2017	$1,079,520	$402,459	$28,284	$29,588	$7,331	$3,863	$—	$1,551,045
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2017(1)	$10,033	$1,612	$596	$1,116	$(2)	$(2,269)	$—	$11,086

(1)
Included in net change in unrealized appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

	Three Months Ended September 30, 2016
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, June 30, 2016	$168,798	$431,875	$40,288	$34,397	$28,275	$72	$(27,601)	$676,104
Investments purchased	255,919	40,108	—	—	—	5,540	—	301,567
Net realized gain	153	226	—	—	—	—	8,188	8,567
Net change in unrealized appreciation (depreciation)	2,372	8,736	1,625	848	1,369	(2)	9,527	24,475
Accretion of discount	339	208	27	—	32	—	—	606
Sales and principal repayments	(14,022)	(21,721)	(5,000)	(856)	—	—	(8,188)	(49,787)
Ending balance, September 30, 2016	$413,559	$459,432	$36,940	$34,389	$29,676	$5,610	$(18,074)	$961,532
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2016(1)	$1,987	$8,712	$1,625	$848	$1,369	$(2)	$9,868	$24,407

(1)
Included in net change in unrealized appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

	Nine Months Ended September 30, 2016
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, December 31, 2015	$104,187	$453,713	$41,663	$24,604	$26,740	$—	$(34,900)	$616,007
Investments purchased	337,712	94,931	—	10,000	2,704	5,615	—	450,962
Net realized gain	268	799	—	—	11	—	23,799	24,877
Net change in unrealized appreciation (depreciation)	991	10,395	195	2,169	2,842	(5)	16,826	33,413
Accretion of discount	692	574	82	—	94	—	—	1,442
Sales and principal repayments	(30,291)	(100,980)	(5,000)	(2,384)	(2,715)	—	(23,799)	(165,169)
Ending balance, September 30, 2016	$413,559	$459,432	$36,940	$34,389	$29,676	$5,610	$(18,074)	$961,532
Change in net unrealized (depreciation) appreciation on investments still held as of September 30, 2016(1)	$(421)	$8,495	$135	$2,169	$2,842	$(5)	$14,399	$27,614

(1)
Included in net change in unrealized appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Significant Unobservable Inputs
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of investments as of September 30, 2017 and December 31, 2016 were as follows:

	September 30, 2017
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$697,598	Discounted Cash Flow	Discount Rates	5.7%	-	51.9%	9.8%
	361,263	Broker Quotes	Broker Quotes	N/A			N/A
	20,659	Market Comparable Approach	EBITDA Multiple	3.50x	-	9.00x	6.45x
			Revenue Multiple	0.75x	-	1.00x	0.88x
Senior secured second lien debt	204,912	Broker Quotes	Broker Quotes	N/A			N/A
	188,147	Discounted Cash Flow	Discount Rates	8.3%	-	26.8%	10.4%
	9,400	Market Comparable Approach	EBITDA Multiple	7.50x	-	8.50x	7.74x
Collateralized securities and structured products - debt	28,284	Discounted Cash Flow	Discount Rates	7.5%	-	11.0%	9.9%
Collateralized securities and structured products - equity	29,588	Discounted Cash Flow	Discount Rates	14.0%	-	15.0%	14.7%
Unsecured debt	7,331	Discounted Cash Flow	Discount Rates	N/A			13.1%
Equity	3,827	Market Comparable Approach	EBITDA Multiple	4.75x	-	20.00x	7.82x
			Revenue Multiple	0.50x	-	0.75x	0.57x
	36	Options Pricing Model	Expected Volatility	31.0%	-	32.0%	31.5%
Total	$1,551,045

(1)	Weighted average amounts are based on the estimated fair values.

	December 31, 2016
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$417,736	Discounted Cash Flow	Discount Rates	6.0%	-	21.3%	16.5%
	61,846	Broker Quotes	Broker Quotes	N/A			N/A
	10,331	Market Comparable Approach	EBITDA Multiple	4.00x	-	6.00x	4.78x
Senior secured second lien debt	291,189	Discounted Cash Flow	Discount Rates	8.5%	-	20.6%	10.5%
	129,219	Broker Quotes	Broker Quotes	N/A			N/A
	13,939	Market Comparable Approach	EBITDA Multiple	6.50x	-	9.50x	8.09x
			Revenue Multiple	0.65x	-	0.90x	0.65x
Collateralized securities and structured products - debt	38,114	Discounted Cash Flow	Discount Rates	7.8%	-	11.0%	10.1%
Collateralized securities and structured products - equity	34,648	Discounted Cash Flow	Discount Rates	9.3%	-	17.0%	13.8%
Unsecured debt	16,851	Broker Quotes	Broker Quotes	N/A			N/A
Equity	4,946	Market Comparable Approach	EBITDA Multiple	3.75x	-	10.50x	7.23x
	161	Options Pricing Model	Expected Volatility	N/A			36.2%
Total return swap	(1,002)	Discounted Cash Flow	Discount Rates	5.1%	-	14.6%	7.3%
	(14,400)	Broker Quotes	Broker Quotes	N/A			N/A
Total	$1,003,578

(1)	Weighted average amounts are based on the estimated fair values.
The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien debt, senior secured second lien debt, collateralized securities and structured products, unsecured debt, equity, and total return swap are discount rates, EBITDA multiples, revenue multiples, broker quotes and expected volatility. A significant increase or decrease in discount rates would result in a significantly lower or higher fair value measurement, respectively. A significant increase or decrease in the EBITDA multiples, revenue multiples, broker quotes and expected volatility would result in a significantly higher or lower fair value measurement, respectively.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Note 10. General and Administrative Expense
General and administrative expense consisted of the following items for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Valuation expense	$463	$125	$989	$350
Transfer agent expense	321	307	947	926
Professional fees	147	680	943	1,284
Dues and subscriptions	223	177	630	621
Director fees and expenses	125	69	327	207
Insurance expense	102	105	309	271
Printing and other related costs	59	177	291	520
Due diligence fees	87	120	145	401
Other expenses	276	132	639	364
Total general and administrative expense	$1,803	$1,892	$5,220	$4,944
Note 11. Commitments and Contingencies
The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.
As of September 30, 2017 and December 31, 2016, the Company’s unfunded commitments were as follows:

Unfunded Commitments	September 30, 2017(1)	December 31, 2016(1)
DFC Global Facility Borrower II LLC(2)	$22,800	$—
Lonestar Prospects, Ltd.(2)	18,985	—
CF Entertainment Inc.	5,000	—
Accruent, LLC(2)	4,238	—
Ministry Brands, LLC(2)	3,537	5,274
Moss Holding Company(2)	3,278	—
Visual Edge Technology, Inc.(2)	2,878	—
Elemica Holdings, Inc.(2)	2,500	2,500
Studio Movie Grill Holdings, LLC(2)	2,156	4,127
PDI TA Holdings, Inc.(2)	1,833	—
Woodstream Corporation(2)	1,553	—
Teledoc, Inc.(2)	1,250	—
Island Medical Management Holdings, LLC(2)	1,188	—
Adams Publishing Group, LLC	1,136	—
Ivy Hill Middle Market Credit Fund VIII, Ltd.(2)	1,111	1,111
GTCR-Ultra Acquisition, Inc.(2)	992	—
Covenant Surgical Partners, Inc.(2)	562	—
Frontline Technologies Group Holdings LLC(2)	540	—
American Media, Inc.(2)	296	711
Tennessee Merger Sub, Inc.(3)	—	10,254
ABG Intermediate Holdings 2 LLC	—	1,119
Total	$75,833	$25,096

(1)	Unless otherwise noted, the funding criteria for these unfunded commitments had not been met at the date indicated.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

(2)
As of November 9, 2017, the Company's unfunded commitments were to portfolio companies DFC Global Facility Borrower II LLC, Lonestar Prospects, Ltd., Discovery DJ Holdings, LLC, Moss Holding Company, Elemica Holdings, Inc., Ministry Brands, LLC, Studio Movie Grill Holdings, LLC, Woodstream Corp., Teladoc, Inc., Island Medical Management Holdings, LLC, Visual Edge Technology, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd., VLS Recovery Services, LLC, GTCR-Ultra Acquisition, Inc., Pathway Partners Vet Management Company, LLC, PDI TA Holdings, Inc., Frontline Technologies Group Holdings LLC, Covenant Surgical Partners, Inc., Accruent, LLC and American Media, Inc., in the amount of $22,800, $18,985, $4,706, $3,278, $2,500, $1,865, $1,608, $1,553, $1,250, $1,188, $1,151, $1,111, $1,108, $992, $906, $815, $540, $459, $157 and $154, respectively. In addition, subsequent to September 30, 2017, the Company entered into unfunded commitments of $12,171 and $3,780 to Centene Corp. and Itron, Inc., respectively.

(3)
As of December 31, 2016, such commitment was subject to the execution of a definitive loan agreement and the consummation of the underlying corporate transaction, and conditional upon receipt of all necessary shareholder, regulatory and other applicable approvals. Prior to September 30, 2017, the unfunded commitment was terminated.

Unfunded commitments to provide funds to companies are not recorded on the Company’s consolidated balance sheets. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company intends to use cash on hand, short-term investments, proceeds from borrowings, and other liquid assets to fund these commitments should the need arise. For information on the companies to which the Company is committed to fund additional amounts as of September 30, 2017 and December 31, 2016, refer to the table above and the consolidated schedules of investments.
The Company will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (i.e., advances from its financing arrangements and/or cash flows from operations). The Company will not fund its unfunded commitments from future net proceeds generated by securities offerings. The Company follows a process to manage its liquidity and ensure that it has available capital to fund its unfunded commitments. Specifically, the Company prepares detailed analyses of the level of its unfunded commitments relative to its then available liquidity on a daily basis. These analyses are reviewed and discussed on a weekly basis by the Company’s executive officers and senior members of CIM (including members of the investment committee) and are updated on a “real time” basis in order to ensure that the Company has adequate liquidity to satisfy its unfunded commitments.
Note 12. Fee Income
Fee income consists of commitment fees and amendment fees. The following table summarizes the Company’s fee income for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Amendment fees	$984	$112	$1,979	$156
Commitment fees	182	42	672	293
Total	$1,166	$154	$2,651	$449
For the three and nine months ended September 30, 2017 and 2016, all fee income was non-recurring.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

Note 13. Financial Highlights

The following is a schedule of financial highlights as of and for the nine months ended September 30, 2017 and 2016:

	Nine Months Ended September 30,
	2017	2016
Per share data:(1)
Net asset value at beginning of period	$9.11	$8.71
Results of operations:
Net investment income(2)	0.52	0.30
Net realized gain and net change in unrealized appreciation on investments(3)	0.06	0.17
Net realized gain and net change in unrealized appreciation on total return swap	0.01	0.39
Net increase in net assets resulting from operations(3)	0.59	0.86
Shareholder distributions:
Distributions from net investment income	(0.50)	(0.30)
Distributions from net realized gains	(0.05)	(0.25)
Net decrease in net assets from shareholders' distributions	(0.55)	(0.55)
Capital share transactions:
Issuance of common stock above net asset value(4)	—	—
Repurchases of common stock(5)	—	—
Net increase in net assets resulting from capital share transactions	—	—
Net asset value at end of period	$9.15	$9.02
Shares of common stock outstanding at end of period	114,440,741	107,920,075
Total investment return-net asset value(6)	6.68%	10.25%
Net assets at beginning of period	$999,763	$904,326
Net assets at end of period	$1,047,187	$973,191
Average net assets	$1,020,019	$922,031
Ratio/Supplemental data:
Ratio of net investment income to average net assets(7)	5.69%	3.47%
Ratio of gross operating expenses to average net assets(8)	4.28%	2.37%
Ratio of expenses (before recoupment of expense support) to average net assets(9)	4.28%	2.30%
Ratio of net expense recoupments to average net assets(10)	—	0.07%
Ratio of net operating expenses to average net assets	4.28%	2.37%
Portfolio turnover rate(11)	46.07%	20.04%
Asset coverage ratio(12)	2.66	2.85

(1)	The per share data for the nine months ended September 30, 2017 and 2016 was derived by using the weighted average shares of common stock outstanding during each period.

(2)	Net investment income per share includes expense support recoupments to CIG of $0.01 per share for the nine months ended September 30, 2016.

(3)
The amount shown for net realized gain and net change in unrealized appreciation on investments is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales and repurchases of the Company’s shares in relation to fluctuating market values for the portfolio. As a result, net increase in net assets resulting from operations in this schedule may vary from the consolidated statements of operations.

(4)
The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share impact of the continuous issuance of shares of common stock was an increase to net asset value of less than $0.01 per share during the nine months ended September 30, 2017 and 2016.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2017
(in thousands, except share and per share amounts)

(5)
Repurchases of common stock may cause an incremental decrease in net asset value per share due to the repurchase of shares at a price in excess of net asset value per share on each repurchase date. The per share impact of repurchases of common stock was a decrease to net asset value of less than $0.01 per share during the nine months ended September 30, 2017 and 2016.

(6)
Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with the Company's distribution reinvestment plan then in effect as described in Note 5. The total investment return-net asset value does not consider the effect of the sales load from the sale of the Company’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

(7)
Excluding the impact of the recoupment of expense support by CIG during the period, the ratio of net investment income to average net assets would have been 5.69% and 3.54% for the nine months ended September 30, 2017 and 2016, respectively.

(8)	Ratio of gross operating expenses to average net assets does not include expense support provided by CIG and/or AIM, if any.

(9)	The ratio of gross expense recoupments to CIG to average net assets for the nine months ended September 30, 2017 and 2016 was 0.00% and (0.07%), respectively.

(10)
In order to record an obligation to reimburse CIG for expense support provided, the ratio of gross operating expenses to average net assets, when considering the recoupment, in the period in which recoupment is sought, cannot exceed the ratio of gross operating expenses to average net assets for the period when the expense support was provided. For purposes of this calculation, gross operating expenses include all expenses borne by the Company, except for offering and organizational costs, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates and interest expense. For the nine months ended September 30, 2017 and 2016, the ratio of gross operating expenses to average net assets, when considering recoupment of expense support to CIG, if any, was 0.46% and 0.43%, respectively.

(11)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value, excluding short term investments, and is not annualized.

(12)
Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treated the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as senior securities.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
As used in this Quarterly Report on Form 10-Q, “we,” “us,” “our” or similar terms include CĪON Investment Corporation and its consolidated subsidiaries.
The following discussion should be read in conjunction with our unaudited consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2016. In addition to historical information, the following discussion and other parts of this Quarterly Report on Form 10-Q contain forward-looking information that involves risks and uncertainties. Amounts and percentages presented herein may have been rounded for presentation and all dollar amounts, excluding share and per share amounts, are presented in thousands unless otherwise noted.
Forward-Looking Statements
Some of the statements within this Quarterly Report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the use of borrowed money to finance a portion of our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;

•	the ability of CIM and AIM to locate suitable investments for us and the ability of CIM to monitor and administer our investments;

•	the ability of CIM and AIM and their respective affiliates to attract and retain highly talented professionals;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the effects of a changing interest rate environment;

•	our ability to source favorable private investments;

•	our tax status;

•	the effect of changes to tax legislation and our tax position;

•	the tax status of the companies in which we invest; and

•	the timing and amount of distributions and dividends from the companies in which we invest.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.
We have based the forward-looking statements on information available to us on the date of this Quarterly Report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Overview
We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011 and commenced operations on December 17, 2012 upon raising proceeds of $2,500 from persons not affiliated with us, CIM or Apollo. We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. Our portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly traded U.S. middle-market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor.
We are managed by CIM, our affiliate and a registered investment adviser. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM previously engaged AIM to act as our investment sub-adviser. On November 1, 2017, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2017. On November 1, 2016, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2016.
On July 11, 2017, the members of CIM entered into the CIM LLC Agreement with AIM for the purpose of creating a joint venture between AIM and CIG. Under the CIM LLC Agreement, AIM was issued a newly-created class of membership interests in CIM pursuant to which AIM, among other things, will share in the profits, losses, distributions and expenses of CIM with the other members in accordance with the terms of the CIM LLC Agreement, which will ultimately result in CIG and AIM each owning a 50% economic interest in CIM.
On July 10, 2017, our independent directors unanimously approved the termination of the investment sub-advisory agreement with AIM, effective as of July 11, 2017. Although the investment sub-advisory agreement and AIM's engagement as our investment sub-adviser were terminated, AIM continues to perform identical services for CIM and us, including, without limitation, identifying investment opportunities for approval by CIM. AIM will not be paid a separate fee in exchange for such services, but will be entitled to receive distributions as a member of CIM as described above.
We seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo, CIG and ICON Capital, in sourcing, evaluating and structuring transactions, as well as monitoring and servicing our investments. We focus primarily on the senior secured debt of private and thinly-traded U.S. middle-market companies, which we define as companies that generally possess annual EBITDA of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.
Revenue
We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. The majority of our senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable quarterly or monthly. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid, interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.
Operating Expenses
Our primary operating expenses are the payment of advisory fees under the investment advisory agreement and interest expense on our financing arrangements. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions.

Portfolio Investment Activity for the Three Months Ended September 30, 2017 and 2016
The following table summarizes our investment activity, excluding short term investments and PIK securities, for the three months ended September 30, 2017 and 2016:

	Three Months Ended September 30,
	2017			2016
Net Investment Activity	Investment Portfolio	Total Return Swap	Total	Investment Portfolio	Total Return Swap	Total
Purchases and drawdowns
Senior secured first lien debt	$215,196	$—	$215,196	$255,919	$211	$256,130
Senior secured second lien debt	61,464	—	61,464	40,108	—	40,108
Unsecured debt	7,331	—	7,331	—	—	—
Equity	853	—	853	5,540	—	5,540
Sales and principal repayments	(274,648)	—	(274,648)	(41,599)	(245,657)	(287,256)
Net portfolio activity	$10,196	$—	$10,196	$259,968	$(245,446)	$14,522
The following table summarizes the composition of our investment portfolio at amortized cost and fair value as of September 30, 2017:

	September 30, 2017
	Investments Cost(1)	Investments Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$1,069,271	$1,079,520	69.6%
Senior secured second lien debt	404,788	402,459	26.0%
Collateralized securities and structured products - debt	28,818	28,284	1.8%
Collateralized securities and structured products - equity	31,537	29,588	1.9%
Unsecured debt	7,333	7,331	0.5%
Equity	5,857	3,863	0.2%
Subtotal/total percentage	1,547,604	1,551,045	100.0%
Short term investments(2)	140,810	140,810
Total investments	$1,688,414	$1,691,855
Number of portfolio companies			161
Average annual EBITDA of portfolio companies		$82.9 million
Median annual EBITDA of portfolio companies		$49.0 million
Purchased at a weighted average price of par			95.95%
Gross annual portfolio yield based upon the purchase price(3)			9.15%

(1)
Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)
The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

The following table summarizes the composition of our investment portfolio at amortized cost and fair value and our underlying TRS loans portfolio at notional amount and fair value as of December 31, 2016:

	December 31, 2016
	Investment Portfolio			Total Return Swap			Total
	Investments Cost(1)	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Cost/Notional Amount(1)	Fair Value	Percentage
Senior secured first lien debt	$489,904	$489,913	48.1%	$351,747	$341,194	86.9%	$841,651	$831,107	58.9%
Senior secured second lien debt	437,240	434,347	42.6%	56,100	51,251	13.1%	493,340	485,598	34.4%
Collateralized securities and structured products - debt	39,471	38,114	3.7%	—	—	—	39,471	38,114	2.7%
Collateralized securities and structured products - equity	37,713	34,648	3.4%	—	—	—	37,713	34,648	2.5%
Unsecured debt	17,290	16,851	1.7%	—	—	—	17,290	16,851	1.1%
Equity	4,832	5,107	0.5%	—	—	—	4,832	5,107	0.4%
Subtotal/total percentage	1,026,450	1,018,980	100.0%	407,847	392,445	100.0%	1,434,297	1,411,425	100.0%
Short term investments(2)	70,498	70,498		—	—		70,498	70,498
Total investments	$1,096,948	$1,089,478		$407,847	$392,445		$1,504,795	$1,481,923
Number of portfolio companies			103			49			141(3)
Average annual EBITDA of portfolio companies		$49.9 million			$200.7 million			$94.7 million
Median annual EBITDA of portfolio companies		$42.7 million			$66.0 million			$50.4 million
Purchased at a weighted average price of par			95.87%			98.96%			96.73%
Gross annual portfolio yield based upon the purchase price(4)			9.99%			6.73%			9.07%

(1)
Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)
The sum of investment portfolio and TRS portfolio companies does not equal the total number of portfolio companies. This is due to 11 portfolio companies being in both the investment and TRS portfolios.

(4)
The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

The following table summarizes the composition of our investment portfolio by the type of interest rate as of September 30, 2017, excluding short term investments of $140,810:

	September 30, 2017
Interest Rate Allocation	Investments Cost	Investments Fair Value	Percentage of Investment Portfolio
Floating interest rate investments	$1,444,100	$1,446,737	93.3%
Fixed interest rate investments	66,474	71,233	4.6%
Other income producing investments	31,537	29,588	1.9%
Non-income producing equity	5,493	3,487	0.2%
Total investments	$1,547,604	$1,551,045	100.0%

The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio by the type of interest rate as of December 31, 2016, excluding short term investments of $70,498:

	December 31, 2016
	Investment Portfolio			Total Return Swap			Total
Interest Rate Allocation	Investments Cost	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Cost/Notional Amount	Fair Value	Percentage
Floating interest rate investments	$936,846	$931,214	91.4%	$407,847	$392,445	100.0%	$1,344,693	$1,323,659	93.8%
Fixed interest rate investments	47,059	48,011	4.7%	—	—	—	47,059	48,011	3.4%
Other income producing investments	37,713	34,648	3.4%	—	—	—	37,713	34,648	2.4%
Non-income producing equity	4,832	5,107	0.5%	—	—	—	4,832	5,107	0.4%
Total investments	$1,026,450	$1,018,980	100.0%	$407,847	$392,445	100.0%	$1,434,297	$1,411,425	100.0%
The following table shows the composition of our investment portfolio by industry classification and the percentage, by fair value, of the total assets in such industries as of September 30, 2017:

	September 30, 2017
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio
High Tech Industries	$229,022	14.8%
Healthcare & Pharmaceuticals	222,843	14.4%
Services: Business	209,615	13.5%
Media: Diversified & Production	116,013	7.5%
Chemicals, Plastics & Rubber	89,142	5.8%
Telecommunications	72,967	4.7%
Services: Consumer	64,137	4.1%
Media: Advertising, Printing & Publishing	61,147	3.9%
Consumer Goods: Durable	60,992	3.9%
Diversified Financials	57,872	3.7%
Beverage, Food & Tobacco	54,846	3.5%
Capital Equipment	51,899	3.3%
Hotel, Gaming & Leisure	45,990	3.0%
Automotive	40,347	2.6%
Retail	32,052	2.1%
Aerospace & Defense	28,811	1.9%
Banking, Finance, Insurance & Real Estate	27,296	1.8%
Energy: Oil & Gas	25,904	1.7%
Consumer Goods: Non-Durable	16,056	1.0%
Construction & Building	16,048	1.0%
Transportation: Cargo	9,844	0.6%
Media: Broadcasting & Subscription	6,450	0.4%
Forest Products & Paper	5,598	0.4%
Metals & Mining	3,341	0.2%
Environmental Industries	2,813	0.2%
Subtotal/total percentage	1,551,045	100.0%
Short term investments	140,810
Total investments	$1,691,855

The following table shows the composition of our investment portfolio and our underlying TRS loans portfolio by industry classification and the percentage, by fair value, of the total assets in such industries as of December 31, 2016:

	December 31, 2016
	Investment Portfolio		Total Return Swap		Total
Industry Classification	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
High Tech Industries	$217,339	21.3%	$45,351	11.6%	$262,690	18.6%
Services: Business	126,869	12.5%	66,733	17.0%	193,602	13.7%
Healthcare & Pharmaceuticals	118,337	11.6%	70,176	17.9%	188,513	13.4%
Diversified Financials	72,762	7.1%	—	—	72,762	5.2%
Media: Advertising, Printing & Publishing	54,354	5.3%	7,328	1.9%	61,682	4.4%
Beverage, Food & Tobacco	53,658	5.3%	—	—	53,658	3.8%
Construction & Building	39,137	3.8%	14,269	3.6%	53,406	3.8%
Chemicals, Plastics & Rubber	27,253	2.7%	25,701	6.5%	52,954	3.7%
Capital Equipment	51,155	5.0%	—	—	51,155	3.6%
Hotel, Gaming & Leisure	28,974	2.8%	21,071	5.4%	50,045	3.5%
Retail	18,852	1.9%	30,801	7.8%	49,653	3.5%
Telecommunications	35,411	3.5%	13,775	3.5%	49,186	3.5%
Automotive	39,192	3.9%	—	—	39,192	2.8%
Services: Consumer	9,477	0.9%	26,278	6.7%	35,755	2.5%
Media: Diversified & Production	23,100	2.3%	7,277	1.8%	30,377	2.1%
Banking, Finance, Insurance & Real Estate	17,636	1.7%	11,547	2.9%	29,183	2.1%
Aerospace & Defense	21,780	2.1%	5,564	1.4%	27,344	1.9%
Media: Broadcasting & Subscription	9,776	1.0%	10,013	2.6%	19,789	1.4%
Energy: Oil & Gas	12,803	1.3%	4,570	1.2%	17,373	1.2%
Consumer Goods: Durable	1,000	0.1%	15,942	4.1%	16,942	1.2%
Metals & Mining	11,349	1.1%	3,528	0.9%	14,877	1.1%
Energy: Electricity	13,715	1.3%	—	—	13,715	1.0%
Forest Products & Paper	—	—	12,521	3.2%	12,521	0.9%
Consumer Goods: Non-Durable	8,611	0.8%	—	—	8,611	0.6%
Containers, Packaging & Glass	3,845	0.4%	—	—	3,845	0.3%
Environmental Industries	2,595	0.3%	—	—	2,595	0.2%
Subtotal/total percentage	1,018,980	100.0%	392,445	100.0%	1,411,425	100.0%
Short term investments	70,498		—		70,498
Total investments	$1,089,478		$392,445		$1,481,923
We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company or issuer if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if we owned 5% or more of its voting securities.
Our investment portfolio may contain senior secured investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2017 and December 31, 2016, our unfunded commitments amounted to $75,833 and $25,096, respectively. As of November 9, 2017, our unfunded commitments amounted to $83,077. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. For additional information on our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.
Investment Portfolio Asset Quality
CIM uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. CIM rates the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Rating	Description
1
Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.

2
Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.

3
Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment rating of 3 requires closer monitoring.

4
Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.

5
Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments rated 3, 4, or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.
The following table summarizes the composition of our investment portfolio based on the 1 to 5 investment rating scale at fair value as of September 30, 2017, excluding short term investments of $140,810:

	September 30, 2017
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio
1	$—	—
2	1,282,461	82.7%
3	207,746	13.4%
4	53,223	3.4%
5	7,615	0.5%
	$1,551,045	100.0%
The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio based on the 1 to 5 investment rating scale at fair value as of December 31, 2016, excluding short term investments of $70,498:

	December 31, 2016
	Investment Portfolio		Total Return Swap		Total
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
1	$—	—	$—	—	$—	—
2	963,477	94.6%	342,620	87.3%	1,306,097	92.5%
3	50,942	5.0%	34,657	8.8%	85,599	6.1%
4	4,561	0.4%	12,798	3.3%	17,359	1.2%
5	—	—	2,370	0.6%	2,370	0.2%
	$1,018,980	100.0%	$392,445	100.0%	$1,411,425	100.0%
The amount of the investment portfolio in each rating category may vary substantially from period to period resulting primarily from changes in the composition of such portfolio as a result of new investment, repayment and exit activities. In addition, changes in the rating of investments may be made to reflect our expectation of performance and changes in investment values.

Current Investment Portfolio

As of November 9, 2017, our investment portfolio, excluding our short term investments, consisted of interests in 161 portfolio companies (72% in senior secured first lien debt, 24% in senior secured second lien debt, 1% in collateralized securities and structured products (comprised of 1% invested in rated debt, 1% invested in non-rated debt and 1% invested in non-rated equity of such securities and products), less than 1% in unsecured debt, and less than 1% in equity) with a total fair value of $1,568,392 with an average and median portfolio company annual EBITDA of $90.0 million and $50.0 million, respectively, at initial investment. As of November 9, 2017, investments in our portfolio, excluding our short term investments, were purchased at a weighted average price of 96.15% of par value. Our estimated gross annual portfolio yield was 9.14% based upon the purchase price of such investments. The estimated gross portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees. For the quarter ended September 30, 2017, our total investment return-net asset value was 6.68%. Total investment return-net asset value does not represent and may be higher than an actual investment return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 of our consolidated financial statements.
As of November 9, 2017, our only short term investment was an investment in a U.S. Treasury Obligations Fund of $123,448.
Results of Operations for the Three Months Ended September 30, 2017 and 2016
Our results of operations for the three months ended September 30, 2017 and 2016 were as follows:

	Three Months Ended September 30,
	2017	2016
Investment income	$38,378	$18,733
Net operating expenses	16,976	8,038
Net investment income	21,402	10,695
Net realized (loss) gain on investments and foreign currency	(2,788)	379
Net change in unrealized appreciation on investments	1,700	14,948
Net realized gain on total return swap	67	8,188
Net change in unrealized appreciation on total return swap	—	9,527
Net increase in net assets resulting from operations	$20,381	$43,737
Investment Income
For the three months ended September 30, 2017 and 2016, we generated investment income of $38,378 and $18,733, respectively, consisting primarily of interest income on investments in senior secured debt, collateralized securities, structured products, and unsecured debt of 176 and 108 portfolio companies held during each respective period. Our average investment portfolio size, excluding our short term investments and TRS, increased $703,397, from $841,656 for the three months ended September 30, 2016 to $1,545,053 for the three months ended September 30, 2017, as we deployed the net proceeds from our financing arrangements and the net proceeds from our follow-on continuous public offering, which commenced on January 25, 2016. We expect our investment portfolio to continue to grow due to the anticipated equity available to us for investment from our follow-on continuous public offering and amounts available under our financing arrangements. As a result, we believe that reported investment income for the three months ended September 30, 2017 and 2016 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS was not included in investment income in the consolidated statements of operations, but rather it was recorded as part of net realized gain (loss) on total return swap. In lieu of extending the expiration date of the TRS beyond April 18, 2017, we entered into a traditional credit facility with Citibank on March 29, 2017.
Operating Expenses
The composition of our operating expenses for the three months ended September 30, 2017 and 2016 was as follows:

	Three Months Ended September 30,
	2017	2016
Management fees	$7,820	$5,187
Administrative services expense	433	425
General and administrative	1,803	1,892
Interest expense	6,920	534
Total operating expenses	16,976	8,038
Recoupment of expense support from CIG	—	—
Net operating expenses	$16,976	$8,038

During the three months ended September 30, 2017, the increase in management fees was a direct result of the increase in our total assets less cash and cash equivalents, while the increase in interest expense was primarily the result of entering into new financing arrangements.

The composition of our general and administrative expenses for the three months ended September 30, 2017 and 2016 was as follows:

	Three Months Ended September 30,
	2017	2016
Valuation expense	$463	$125
Transfer agent expense	321	307
Dues and subscriptions	223	177
Professional fees	147	680
Director fees and expenses	125	69
Insurance expense	102	105
Due diligence fees	87	120
Printing and other related costs	59	177
Other expenses	276	132
Total general and administrative expense	$1,803	$1,892

Expense Support and Recoupment of Expense Support

For the three months ended September 30, 2017 and 2016, CIG and AIM did not provide any expense support or recoup any previously provided expense support.
Net Investment Income
Our net investment income totaled $21,402 and $10,695 for the three months ended September 30, 2017 and 2016, respectively. The increase in net investment income was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale due to proceeds received from our follow-on continuous public offering and our financing arrangements.
Net Realized (Loss) Gain on Investments and Foreign Currency
Our net realized (loss) gain on investments and foreign currency totaled ($2,788) and $379 for the three months ended September 30, 2017 and 2016, respectively. This change was mainly due to losses realized on certain investments, which were partially offset by an increase in sales and principal repayment activity during the three months ended September 30, 2017 compared to the three months ended September 30, 2016. During the three months ended September 30, 2017, we received sale proceeds of $131,279 and principal repayments of $143,369, resulting in net realized losses of ($2,800). During the three months ended September 30, 2016, we received sale proceeds of $2,047 and principal repayments of $39,552, resulting in net realized gains of $379.
Net Change in Unrealized Appreciation on Investments
The net change in unrealized appreciation on our investments totaled $1,700 and $14,948 for the three months ended September 30, 2017 and 2016, respectively. This change was driven primarily by a greater degree of credit spread tightening for middle market loans during the three months ended September 30, 2016 compared to the three months ended September 30, 2017 that positively impacted the fair value of certain investments.

Net Realized Gain on TRS
Our net realized gain on the TRS totaled $67 and $8,188 for the three months ended September 30, 2017 and 2016, respectively. The components of net realized gain on the TRS are summarized below:

	Three Months Ended September 30,
	2017	2016
Interest and other income from TRS portfolio	$67	$9,426
Interest and other expense from TRS portfolio	—	(3,265)
Net gain on TRS loan sales	—	2,027
Total	$67	$8,188
The net realized gain on TRS decreased primarily due to the sale of a majority of loans underlying the TRS to Flatiron Funding II on March 29, 2017 in connection with the refinancing of the TRS into a new credit facility.

Net Change in Unrealized Appreciation on TRS
The net change in unrealized appreciation on the TRS totaled $0 and $9,527 for the three months ended September 30, 2017 and 2016, respectively. This change was driven primarily by the sale of a majority of loans underlying the TRS to Flatiron Funding II on March 29, 2017 in connection with the refinancing of the TRS into a new credit facility.
Net Increase in Net Assets Resulting from Operations
For the three months ended September 30, 2017 and 2016, we recorded a net increase in net assets resulting from operations of $20,381 and $43,737, respectively, as a result of our operating activity for the respective periods.
Results of Operations for the Nine Months Ended September 30, 2017 and 2016
Our results of operations for the nine months ended September 30, 2017 and 2016 were as follows:

	Nine Months Ended September 30,
	2017	2016
Investment income	$101,768	$53,834
Net operating expenses	43,691	21,834
Net investment income	58,077	32,000
Net realized (loss) gain on investments and foreign currency	(4,983)	1,078
Net change in unrealized appreciation on investments	11,094	16,587
Net realized (loss) gain on total return swap	(13,789)	23,799
Net change in unrealized appreciation on total return swap	15,402	16,826
Net increase in net assets resulting from operations	$65,801	$90,290
Investment Income
For the nine months ended September 30, 2017 and 2016, we generated investment income of $101,768 and $53,834, respectively, consisting primarily of interest income on investments in senior secured debt, collateralized securities, structured products, and unsecured debt of 205 and 120 portfolio companies held during each respective period. Our average investment portfolio size, excluding our short term investments and TRS, increased $469,756, from $815,257 for the nine months ended September 30, 2016 to $1,285,013 for the nine months ended September 30, 2017, as we deployed the net proceeds from our financing arrangements and the net proceeds from our follow-on continuous public offering, which commenced on January 25, 2016. We expect our investment portfolio to continue to grow due to the anticipated equity available to us for investment from our follow-on continuous public offering and amounts available under our financing arrangements. As a result, we believe that reported investment income for the nine months ended September 30, 2017 and 2016 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS is not included in investment income in the consolidated statements of operations, but rather was recorded as part of net realized gain (loss) on total return swap. In lieu of extending the expiration date of the TRS beyond April 18, 2017, we entered into a traditional credit facility with Citibank on March 29, 2017.

Operating Expenses
The composition of our operating expenses for the nine months ended September 30, 2017 and 2016 was as follows:

	Nine Months Ended September 30,
	2017	2016
Management fees	$21,724	$14,311
Administrative services expense	1,204	1,151
General and administrative	5,220	4,944
Interest expense	15,543	761
Total operating expenses	43,691	21,167
Recoupment of expense support from CIG	—	667
Net operating expenses	$43,691	$21,834
During the nine months ended September 30, 2017, the increase in management fees was a direct result of the increase in our total assets less cash and cash equivalents, while the increase in interest expense was primarily the result of entering into new financing arrangements.

The composition of our general and administrative expenses for the nine months ended September 30, 2017 and 2016 was as follows:

	Nine Months Ended September 30,
	2017	2016
Valuation expense	$989	$350
Transfer agent expense	947	926
Professional fees	943	1,284
Dues and subscriptions	630	621
Director fees and expenses	327	207
Insurance expense	309	271
Printing and other related costs	291	520
Due diligence fees	145	401
Other expenses	639	364
Total general and administrative expense	$5,220	$4,944

Expense Support and Recoupment of Expense Support

For the nine months ended September 30, 2017, CIG and AIM did not provide any expense support or recoup any previously provided expense support. For the nine months ended September 30, 2016, CIG recouped $667 of expense support made during the three months ended December 31, 2014 in connection with the expense support and conditional reimbursement agreement.

Recoupment of such support will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse CIG and AIM for any expense support that may be received from CIG and AIM in the future.
Net Investment Income
Our net investment income totaled $58,077 and $32,000 for the nine months ended September 30, 2017 and 2016, respectively. The increase in net investment income was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale due to proceeds received from our follow-on continuous public offering and our financing arrangements.
Net Realized (Loss) Gain on Investments and Foreign Currency
Our net realized (loss) gain on investments and foreign currency totaled ($4,983) and $1,078 for the nine months ended September 30, 2017 and 2016, respectively. This change was mainly due to losses realized on certain investments, which were partially offset by an increase in sales and principal repayment activity during the nine months ended September 30, 2017 compared to the nine months ended September 30, 2016. During the nine months ended September 30, 2017, we received sale proceeds of $218,395 and principal repayments of $403,098, resulting in net realized losses of ($5,142). During the nine months ended September 30, 2016, we received sale proceeds of $14,462 and principal repayments of $126,908, resulting in net realized gains of $1,078.

Net Change in Unrealized Appreciation on Investments
The net change in unrealized appreciation on our investments totaled $11,094 and $16,587 for the nine months ended September 30, 2017 and 2016, respectively. This change was driven primarily by a tightening of credit spreads during the nine months ended September 30, 2017 as well as the reversal of unrealized depreciation for certain investments that were realized during the nine months ended September 30, 2017.
Net Realized (Loss) Gain on TRS
Our net realized (loss) gain on the TRS totaled ($13,789) and $23,799 for the nine months ended September 30, 2017 and 2016, respectively. The components of net realized (loss) gain on the TRS are summarized below:

	Nine Months Ended September 30,
	2017	2016
Interest and other income from TRS portfolio	$6,610	$32,693
Interest and other expense from TRS portfolio	(2,949)	(10,307)
Net (loss) gain on TRS loan sales	(17,450)	1,413
Total	$(13,789)	$23,799

Net Change in Unrealized Appreciation on TRS
The net change in unrealized appreciation on the TRS totaled $15,402 and $16,826 for the nine months ended September 30, 2017 and 2016, respectively. This change was driven primarily by a reversal of unrealized depreciation on the loans underlying the TRS upon the refinancing of the TRS.
Net Increase in Net Assets Resulting from Operations
For the nine months ended September 30, 2017 and 2016, we recorded a net increase in net assets resulting from operations of $65,801 and $90,290, respectively, as a result of our operating activity for the respective periods.
Net Asset Value per Share, Annual Investment Return and Total Return Since Inception
Our net asset value per share was $9.15 and $9.11 on September 30, 2017 and December 31, 2016, respectively. After considering (i) the overall changes in net asset value per share, (ii) paid distributions of approximately $0.5487 per share during the nine months ended September 30, 2017, and (iii) the assumed reinvestment of those distributions in accordance with our distribution reinvestment plan then in effect, the total investment return was 6.68% for the nine month period ended September 30, 2017. Total investment return-net asset value does not represent and may be higher than an actual return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 to our consolidated financial statements included in this report.
Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price net of sales load) have seen an annualized return of 8.46% and a cumulative total return of 47.58% through September 30, 2017 (see chart below). Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price including sales load) have seen an annualized return of 6.10% and a cumulative total return of 32.82% through September 30, 2017. Over the same time period, the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, recorded an annualized return of 4.14% and a cumulative total return of 21.45%. In addition, the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, recorded an annualized return of 6.01% and a cumulative total return of 32.27% over the same period.
(1) Cumulative performance: December 17, 2012 to September 30, 2017

The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (including sales load) and $9.00 per share (excluding sales load), (ii) assumes reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period.

Financial Condition, Liquidity and Capital Resources
We generate cash primarily from the net proceeds from our follow-on continuous public offering and from cash flows from interest, fees and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We also employ leverage to seek to enhance our returns as market conditions permit and at the discretion of CIM, but in no event will leverage employed exceed 50% of the value of our total assets, as required by the 1940 Act. We are engaged in a follow-on continuous public offering of shares of our common stock. Our initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. Our follow-on continuous public offering commenced on January 25, 2016 and will continue until no later than January 25, 2019. We accept subscriptions on a continuous basis and issue shares at weekly closings at prices that, after deducting selling commissions and dealer manager fees, are at or above our net asset value per share.
We will sell our shares on a continuous basis at our latest public offering price of $9.70 per share; however, to the extent that our net asset value fluctuates, we will sell at a price necessary to ensure that shares are sold at a price, after deduction of selling commissions and dealer manager fees, that is above and within 2.5% of net asset value per share.
Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2017, we sold 114,440,741 shares of common stock for net proceeds of $1,162,041 at an average price per share of $10.15. The net proceeds include gross proceeds received from reinvested shareholder distributions of $114,174, for which we issued 12,532,914 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $55,581, for which we repurchased 6,143,717 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2017, sales commissions and dealer manager fees related to the sale of our common stock were $64,186 and $31,776, respectively.
As of November 8, 2017, we sold 114,398,359 shares of common stock for net proceeds of $1,161,927 at an average price per share of $10.16. The net proceeds include gross proceeds received from reinvested shareholder distributions of $117,998, for which we issued 12,950,612 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $65,821, for which we repurchased 7,261,847 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through November 8, 2017, sales commissions and dealer manager fees related to the sale of our common stock were $64,317 and $31,878, respectively.
The net proceeds from our follow-on continuous public offering will be invested primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less prior to being invested in debt securities of private U.S. middle-market companies.
As of September 30, 2017 and December 31, 2016, we had $140,810 and $70,498 in short term investments, respectively, invested in a fund that primarily invests in U.S. government securities.

Citibank Credit Facility

As of September 30, 2017 and November 9, 2017, our outstanding borrowings under the Citibank Credit Facility were $281,698 and the aggregate unfunded principal amount in connection with the Citibank Credit Facility was $43,302. For a detailed discussion of our Citibank Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

JPM Credit Facility
As of September 30, 2017 and November 9, 2017, our outstanding borrowings under the JPM Credit Facility were $224,423 and the aggregate principal amount available in connection with the JPM Credit Facility was $577. For a detailed discussion of our JPM Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

UBS Facility
As of September 30, 2017 and November 9, 2017, our outstanding borrowings under the UBS Facility were $125,000 and no additional principal amount was available in connection with the UBS Facility. For a detailed discussion of our UBS Facility, refer to Note 8 to our consolidated financial statements included in this report.
Unfunded Commitments
As of September 30, 2017 and November 9, 2017, our unfunded commitments amounted to $75,833 and $83,077, respectively. For a detailed discussion of our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.

RIC Status and Distributions
Prior to the refinancing of the TRS, our total investment portfolio includes loans and other securities on our consolidated balance sheets and loans underlying the TRS. Accordingly, we treat net interest and other income earned on all investments, including the loans underlying the TRS, as a component of investment company taxable income when determining our sources of distributions. The sources of our distributions for the nine months ended September 30, 2017 were as follows:

	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017
	Investment Portfolio	Total Return Swap Portfolio	Total Investment Portfolio	Percentage	Investment Portfolio	Total Return Swap Portfolio	Total Investment Portfolio	Percentage
Net investment income	$20,577	$67	$20,644	100.0%	$55,191	$3,661	$58,852	96.3%
Capital gains from the sale of assets(1)(2)	—	—	—	—	—	2,286	2,286	3.7%
Total	$20,577	$67	$20,644	100.0%	$55,191	$5,947	$61,138	100.0%

(1)
For the three and nine months ended September 30, 2017, we estimate that we had no net capital gains classified as long-term. The final determination of the tax attributes of our distributions is made annually as of the end of the year.

(2)	During the nine months ended September 30, 2017, the Company realized losses of $24,164 primarily in connection with the refinancing of the TRS, which are not currently deductible on a tax-basis.
For an additional discussion of our RIC status and distributions, refer to Note 2 and Note 5, respectively, to our consolidated financial statements included in this report.
Recent Accounting Pronouncements

See Note 2 to our consolidated financial statements included in this report for a discussion of recent accounting pronouncements that are applicable to us.
Critical Accounting Policies
Our consolidated financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, we also utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming our estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses.
Valuation of Portfolio Investments
The value of our assets is determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it does so in conjunction with the application of our valuation procedures by CIM.
There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements.
Valuation Methods
With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•
our quarterly valuation process begins with each portfolio company or investment being initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including independent valuation firms and AIM, if applicable;

•	preliminary valuation conclusions are then documented and discussed with CIM’s valuation committee;

•	CIM’s valuation committee reviews the preliminary valuation, and, if applicable, delivers such preliminary valuation to an independent valuation firm for its review;

•	CIM’s valuation committee, or its designee, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of CIM’s management team respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;

•	our audit committee meets with members of CIM’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•
our board of directors discusses the valuation and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of CIM, the audit committee and any third-party valuation firm, if applicable.

In addition to the foregoing, certain investments for which a market price is not readily available are evaluated on a quarterly basis by an independent valuation firm and certain other investments are on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments are not evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.
Given the expected types of investments, excluding short term investments that are classified as Level 1, management expects our portfolio holdings to be classified as Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the investments existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.
For an additional discussion of our investment valuation process, refer to Note 2 to our consolidated financial statements included in this report.
Related Party Transactions

For a discussion of our relationship with related parties including CION Securities, CIM, ICON Capital, CIG, and AIM and amounts incurred under agreements with such related parties, refer to Note 4 to our consolidated financial statements included in this report.
Contractual Obligations

On August 26, 2016, 34th Street entered into the JPM Credit Facility with JPM, as amended on September 30, 2016 and July 11, 2017. See Note 8 to our consolidated financial statements for a more detailed description of the JPM Credit Facility.

On March 29, 2017, Flatiron Funding II entered into the Citibank Credit Facility with Citibank, as amended on July 11, 2017. See Note 8 to our consolidated financial statements for a more detailed description of the Citibank Credit Facility.

On May 19, 2017, Murray Hill Funding II entered into the UBS Facility with UBS. See Note 8 to our consolidated financial statements for a more detailed description of the UBS Facility.
Commitments and Contingencies and Off-Balance Sheet Arrangements
Commitments and Contingencies
We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.
Our investment portfolio may contain debt investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or other unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreement. For further details on such debt investments, refer to Note 11 to our consolidated financial statements included in this report.
Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements except for those discussed in Note 11 to our consolidated financial statements included in this report.

Item 3. Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of September 30, 2017, 93.3% of our investments paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we may hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to CIM with respect to our pre-incentive fee net investment income.
Under the terms of the JPM Credit Facility, advances currently bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.50% per year. Under the terms of the Citibank Credit Facility, advances currently bear interest at a floating rate equal to the three-month LIBOR plus 2.0%. Pursuant to the terms of the UBS Facility, we currently pay a financing fee equal to the three-month LIBOR plus a spread of 3.50%. In addition, we may seek to further borrow funds in order to make additional investments. Our net investment income will be impacted, in part, by the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. Our interest rate risk management techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations.
The following table shows the effect over a twelve month period of changes in interest rates on our net interest income, excluding short term investments, assuming no changes in our investment portfolio, the Citibank Credit Facility, the JPM Credit Facility, or the UBS Facility in effect as of September 30, 2017:

Change in Interest Rates	Increase (Decrease) in Net Interest Income(1)	Percentage Change in Net Interest Income
Down 100 basis points	$1,290	1.2%
Down 50 basis points	(1,585)	(1.5)%
Current base interest rate	—	—
Up 50 basis points	4,276	4.0%
Up 100 basis points	8,560	8.1%
Up 200 basis points	17,126	16.1%
Up 300 basis points	25,693	24.2%

(1)	This table assumes no change in defaults or prepayments by portfolio companies over the next twelve months.
The interest rate sensitivity analysis presented above does not consider the potential impact of the changes in fair value of our fixed rate debt investments and the net asset value of our common stock in the event of sudden changes in interest rates. Approximately 4.6% of our investments paid fixed interest rates as of September 30, 2017. Rising market interest rates will most likely lead to fair value declines for fixed interest rate investments and a decline in the net asset value of our common stock, while declining market interest rates will most likely lead to an increase in the fair value of fixed interest rate investments and an increase in the net asset value of our common stock.
In addition, we may have risk regarding portfolio valuation as discussed in Note 2 to our consolidated financial statements included in this report.

Item 4. Controls and Procedures
Evaluation of disclosure controls and procedures
In connection with the preparation of this Quarterly Report on Form 10-Q for the three months ended September 30, 2017, we carried out an evaluation, under the supervision and with the participation of our management, including our Co-Chief Executive Officers and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report pursuant to Rule 13a-15(b) and Rule 15d-15(b) of the Securities Exchange Act of 1934, as amended. Based on the foregoing evaluation, the Co-Chief Executive Officers and the Chief Financial Officer concluded that our disclosure controls and procedures were effective.
In designing and evaluating our disclosure controls and procedures, we recognized that disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met.  Our disclosure controls and procedures have been designed to meet reasonable assurance standards. Disclosure controls and procedures cannot detect or prevent all error and fraud. Some inherent limitations in disclosure controls and procedures include costs of implementation, faulty decision-making, simple error and mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all anticipated and unanticipated future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with established policies or procedures.
Evaluation of internal control over financial reporting
There have been no changes in our internal control over financial reporting during the three months ended September 30, 2017 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION
Item 1. Legal Proceedings
We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies and other third parties. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.
Item 1A. Risk Factors
There have been no material changes from the risk factors disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2016.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
Our registration statement on Form N-2, as amended, in connection with our follow-on continuous public offering was declared effective by the SEC on January 25, 2016 (SEC File No. 333-203683). Our follow-on continuous public offering commenced on January 25, 2016.
We did not engage in any unregistered sales of equity securities during the three months ended September 30, 2017.
The table below provides information concerning our repurchases of shares of our common stock during the three months ended September 30, 2017 pursuant to our share repurchase program.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
July 1 to July 31, 2017	1,365,168	$9.10	1,365,168	(1)
August 1 to August 31, 2017	—	—	—	—
September 1 to September 30, 2017	—	—	—	—
Total	1,365,168	$9.10	1,365,168	(1)

(1)
A description of the maximum number of shares of our common stock that may be repurchased is set forth in a detailed discussion of the terms of our share repurchase program in Note 3 to our unaudited consolidated financial statements contained in this Quarterly Report on Form 10-Q.

Item 3. Defaults Upon Senior Securities
Not applicable.
Item 4. Mine Safety Disclosures
Not applicable.
Item 5. Other Information
Not applicable.

Item 6. Exhibits

Exhibit Number	Description of Document
2.1
Purchase and Sale Agreement, dated as of September 30, 2016, by and between Park South Funding, LLC and Credit Suisse Alternative Capital, LLC (Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

3.1
Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit (A)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

3.2
Second Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 27, 2012 (File No. 814-00941)).

3.3
Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

4.1
Form of Follow-On Subscription Agreement (Incorporated by reference to Appendix A to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 26, 2017 (File No. 333-203683)).

4.2
Fifth Amended and Restated Distribution Reinvestment Plan of CĪON Investment Corporation (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 8, 2016 (File No. 814-00941)).

10.1
Investment Advisory Agreement by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit (G)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.2
Investment Sub-Advisory Agreement by and among CION Investment Management, LLC, CĪON Investment Corporation and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit (G)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.3
Administration Agreement by and between CĪON Investment Corporation and ICON Capital Corp. (Incorporated by reference to Exhibit (K)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.4
Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.5
Escrow Agreement by and among CĪON Investment Corporation, UMB Bank, N.A., and ICON Securities Corp. (Incorporated by reference to Exhibit (K)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.6
Dealer Manager Agreement by and among CĪON Investment Corporation, CION Investment Management, LLC and ICON Securities Corp. (Incorporated by reference to Exhibit (H)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.7
ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of December 17, 2012, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2012 (File No. 814-00941)).

10.8
Thirteenth Amended and Restated Confirmation Letter Agreement, dated as of February 18, 2017, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on February 23, 2017 (File No. 814-00941)).

10.9
Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of December 14, 2016, by and among CĪON Investment Corporation, Apollo Investment Management, L.P. and CION Investment Group, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 14, 2016 (File No. 814-00941)).

10.10
Amended and Restated Follow-On Dealer Manager Agreement, dated as of December 28, 2016, by and among CĪON Investment Corporation, CION Investment Management, LLC and CION Securities, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on January 4, 2017 (File No. 814-00941)).

10.11	Form of Follow-On Selected Dealer Agreement (Incorporated by reference to Exhibit (H)(4) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 28, 2015 (File No. 333-203683)).
10.12
Loan and Security Agreement, dated as of April 30, 2015, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.13
First Amendment to Loan and Security Agreement, dated as of January 28, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 3, 2016 (File No. 814-00941)).

10.14
Second Amendment to Loan and Security Agreement, dated as of April 21, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 27, 2016 (File No. 814-00941)).

10.15
Custody Control Agreement, dated as of April 30, 2015, by and among CĪON Investment Corporation, East West Bank and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.16
Limited Liability Company Agreement of CION / Capitala Senior Loan Fund I, LLC, dated as of June 24, 2015, by and between CĪON Investment Corporation and Capitala Finance Corp. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on June 26, 2015 (File No. 814-00941)).

Exhibit Number	Description of Document
10.17
Loan and Security Agreement, dated as of August 26, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.18
Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.19
Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.20
Portfolio Management Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.21
Guarantee of CĪON Investment Corporation dated as of August 26, 2016 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.22
Amended and Restated Loan and Security Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.23
Release and Termination Agreement, dated as of September 30, 2016, by and among CĪON Investment Corporation, 34th Street Funding, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.24
Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CION Investment Management, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.25
Credit and Security Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CION Investment Management, LLC, CĪON Investment Corporation, Citibank, N.A. and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.26
Account Control Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.27
Master Participation and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding LLC and Flatiron Funding II, LLC (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.28
Master Participation and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding 2 LLC and Flatiron Funding II, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.29
Contribution Agreement, dated as of May 19, 2017, by and among CÎON Investment Corporation, Murray Hill Funding, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.30
Indenture, dated as of May 19, 2017, by and between Murray Hill Funding II, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.31	Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).
10.32
Contribution Agreement, dated as of May 19, 2017, by and among UBS AG, London Branch, Murray Hill Funding II, LLC, U.S. Bank National Association, Murray Hill Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.33
October 2000 Version Global Master Repurchase Agreement, by and between UBS AG and Murray Hill Funding, LLC, together with the related Annex and Master Confirmation thereto, each dated as of May 19, 2017 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.34
Collateral Management Agreement, dated as of May 19, 2017, by and between CION Investment Management, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.6 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.35
Collateral Administration Agreement, dated as of May 19, 2017, by and among Murray Hill Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

31.1	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.2	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.3	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.
32.1	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.3	Certification of Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 13, 2017
CĪON Investment Corporation
(Registrant)

By: /s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer
(Principal Executive Officer)

By: /s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer
(Principal Executive Officer)

By: /s/ Keith S. Franz
Keith S. Franz
Chief Financial Officer
(Principal Financial and Accounting Officer)